UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a‑101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

Cotiviti Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Cotiviti Holdings, Inc.

2018	NOTICE & PROXY STATEMENT Annual Meeting of Stockholders

May 24, 2018

9:00 a.m. Eastern Time

COTIVITI HOLDINGS, INC.
ONE GLENLAKE PARKWAY, SUITE 1400, ATLANTA, GA 30328

APRIL 12, 2018

To Our Stockholders:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Cotiviti Holdings, Inc. at 9:00 a.m., Eastern Time, on Thursday,  May 24, 2018. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COTV2018.

As an analytics-driven technology services company, we are excited to embrace again this year the latest technology for our Annual Meeting. We believe that hosting a virtual meeting enables increased stockholder attendance, and improves communications and participation by providing access to stockholders from any location around the world.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting and provide details regarding how to attend the meeting online.

We are providing access to our proxy materials over the Internet under the United States Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our 2017 Annual Report to Stockholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2017 Annual Report to Stockholders, and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they previously have requested delivery of proxy materials electronically. This distribution process also conserves natural resources and reduces the costs of printing and distributing our proxy materials.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials in the mail or by e-mail, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online at the Annual Meeting, even if you have previously submitted your proxy, as your proxy is revocable at your option.

Thank you for your support.

Sincerely,

David L. Swift	J. Douglas Williams
Chairman of the Board of Directors	Chief Executive Officer

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2018

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Cotiviti Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held at 9:00 a.m., Eastern Time, on May 24, 2018, for the following purposes:

•

To elect Elizabeth Connolly Alexander, James Parisi, Christopher Pike and David Swift as Class II  Directors to serve until our 2021 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

•	To hold an advisory vote to approve the compensation of our Named Executive Officers (as defined in the Proxy Statement);
•	To hold an advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers; and
•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

In addition, we will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be held online at www.virtualshareholdermeeting.com/COTV2018. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Holders of record of our Common Stock at the close of business on March 29, 2018, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting by visiting www.virtualshareholdermeeting.com/COTV2018.  To participate in the Annual Meeting, you will need the 16‑digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 9:00 a.m., Eastern Time. Online check-in will begin at 8:45 a.m., Eastern Time, and you should allow ample time for the online check-in procedures. A list of stockholders of record will be available online at the Annual Meeting at www.virtualshareholdermeeting.com/COTV2018 and, during the ten days preceding the Annual Meeting, at our principal executive offices at One Glenlake Parkway, Suite 1400, Atlanta, GA 30328.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares online at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

Jonathan Olefson

Senior Vice President, General Counsel and Secretary

This Notice of Annual Meeting and Proxy Statement and Form of Proxy
are being distributed and made available on or about April 12, 2018.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Stockholders to Be Held on May 24, 2018.  The Proxy Statement and Cotiviti Holdings, Inc.’s 2017 Annual Report to Stockholders are available electronically on the “Investor Relations” page of our website located at http://investors.cotiviti.com and with your 16‑digit control number at www.proxyvote.com.

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Proxy Summary

MEETING INFORMATION:
Date and Time

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Submitting your proxy via internet, mobile device, telephone or mail does not affect your right to vote in person at the Annual Meeting.

Thursday, May 24, 2018 at 9:00 a.m. Eastern Time

Location
www.virtualshareholdermeeting.com/COTV2018

HOW TO VOTE:

Each stockholder is entitled to one vote for each share of common stock held by them on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes for the election of directors. Shares may be voted by the following procedures:

In-Person	Via Internet	Via Telephone	Via Mail
If you attend the virtual Annual Meeting, shares held directly in your name as the stockholder of record or that you beneficially own may be voted electronically at the Annual Meeting.

Shares may be voted via the internet. Your voting instructions will be accepted until 11:59 p.m., Eastern Time, on May 23, 2018. Have your proxy card in hand when you access the website and follow the instructions given.

Shares may be voted via any touch-tone telephone
by following the instructions on your proxy card. Your voting instructions will be accepted until 11:59 p.m., Eastern Time, on May 23, 2018. Have your proxy card in hand when you call or scan the barcode from your smartphone and follow the instructions given.

Shares may be voted via mail by marking, signing and dating your proxy card and returning it in the postage-paid envelope found in your proxy package.

THE FOLLOWING ITEMS OF BUSINESS WILL BE ADDRESSED:
1	The election of four members to the Board of Directors for a term of three years	2	Approval of the compensation of our Named Executive Officers (as defined in the Proxy Statement)	3	Approval of the frequency of future advisory votes on the compensation of our Named Executive Officers	4	The appointment of KPMG LLP as our registered public accounting firm for the year ending December 31, 2018
See page 9		See page 15		See page 16		See page 17

Only stockholders of record on March 29, 2018, will be entitled to vote at the Annual Meeting, and each share will be entitled to one vote. At the close of business on the record date, there were approximately 93,708,225 shares of our common stock entitled to vote at the Annual Meeting, comprising 92,941,484 shares of Common Stock issued and outstanding and 766,741 contingently issuable restricted shares of Common Stock.

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

PROXY STATEMENT

COTIVITI HOLDINGS, INC.
ONE GLENLAKE PARKWAY, SUITE 1400, ATLANTA, GEORGIA 30328

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Cotiviti Holdings, Inc. (“we,” “us,” “our,” “Cotiviti” or the “Company”) of proxies to be voted at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held online at www.virtualshareholdermeeting.com/COTV2018 on Thursday,  May 24, 2018, at 9:00 a.m., Eastern Time, and at any continuation, postponement or adjournment of the Annual Meeting. Holders of record of shares of our Common Stock, $0.001 par value (“Common Stock”), at the close of business on March 29, 2018 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 93,708,225 shares of Common Stock entitled to vote at the Annual Meeting, comprising 92,941,484 shares of Common Stock issued and outstanding and 766,741 contingently issuable restricted shares of Common Stock. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2017 (the “2017 Annual Report”) will be released on or about April 12, 2018, to holders of our stock on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 24, 2018

This Proxy Statement and our 2017 Annual Report are available at http://www.proxyvote.com. You will need your 16‑digit control number to access and view these materials.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

•

To elect Elizabeth Connolly Alexander, James Parisi, Christopher Pike and David Swift as Class II Directors to serve until our 2021 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

•	To approve, on an advisory vote basis, the compensation of our Named Executive Officers (as defined in the “Compensation Discussion and Analysis” section of this Proxy Statement);
•	To approve, on an advisory vote basis, the frequency of future advisory votes on the compensation of our Named Executive Officers; and
•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

In addition, we will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT	1

PROXY STATEMENT

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•	FOR the election of Elizabeth Connolly Alexander, James Parisi, Christopher Pike and David Swift as Class II Directors for a term of three years;
•	FOR approval, on an advisory basis, of the compensation of our Named Executive Officers;
•	FOR “Three Years” on the advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers; and
•	FOR the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this Proxy Statement. You are viewing or have received these proxy materials because Cotiviti Holdings, Inc.’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting, which will take place online on Thursday,  May 24, 2018. As a stockholder, you are invited to participate in the Annual Meeting via live webcast and to vote on the business items described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this Proxy Statement and our 2017 Annual Report available to our stockholders electronically via the Internet. On or about April 12, 2018, we sent by mail or e-mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our 2017 Annual Report and to vote online. If you received an Internet Notice, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you how to access and review all of the information contained in the Proxy Statement and 2017 Annual Report. The Internet Notice also instructs you how you may submit your proxy over the Internet. If you received an Internet Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice. In addition, the Internet Notice contains instructions on how you may request proxy materials in printed form by mail or electronically on an ongoing basis.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. Alternatively, stockholders sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, may request to receive a single copy of such materials in the future. Instructions for making these requests are provided below under “Questions and Answers about the 2018 Annual Meeting of Stockholders.”

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT	2

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Each holder of shares of Common Stock issued and outstanding as of the close of business on March 29, 2018 (the Record Date for the Annual Meeting) is entitled to cast one vote per share owned on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of that time, including (a) shares held directly in your name as the stockholder of record, and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. At the close of business on the Record Date, there were 93,708,225 shares of Common Stock entitled to vote at the Annual Meeting, comprising 92,941,484 shares of Common Stock issued and outstanding and 766,741 contingently issuable restricted shares of Common Stock.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME” AS A BENEFICIAL OWNER?

A record holder holds shares in his or her own name. Shares held in “street name” means shares that are held in the name of a broker, trustee or other nominee on a person’s behalf. If your shares are held in “street name” you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, trustee or other nominee how to vote. You may also vote your shares electronically during the Annual Meeting. Most of our stockholders are beneficial owners who hold their shares in street name rather than directly in their own name.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If you are a beneficial owner whose shares are held in street name you have the right to direct your broker, trustee or other nominee how to vote your shares, and the nominee is required to vote your shares in accordance with your instructions. You may also vote your shares electronically during the Annual Meeting by attending the Annual Meeting and voting your shares at that time.

HOW MAY I OBTAIN A PAPER COPY OF THE PROXY MATERIALS?

Stockholders receiving an Internet Notice will find instructions about how to obtain a paper copy of the proxy materials on their Internet Notice. Stockholders receiving an Internet Notice by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive an Internet Notice or an e-mail will receive a paper copy of the proxy materials by mail.

I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER, AND WE RECEIVED ONLY ONE PAPER COPY OF THE PROXY MATERIALS OR INTERNET NOTICE. HOW MAY I OBTAIN AN ADDITIONAL COPY?

If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or Internet Notice, as applicable, unless you have provided contrary instructions. If you are a beneficial owner and wish to receive a separate set of proxy materials or Internet Notice now, please request the additional copy by contacting your individual broker, trustee or other nominee. If you are a stockholder of record and wish to receive a separate set of the proxy materials or Internet Notice now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:

By Internet: www.proxyvote.com

By telephone: 1‑800‑579‑1639

By e-mail: sendmaterial@proxyvote.com

If you request a separate set of the proxy materials or Internet Notice by e-mail, please be sure to include your control number in the subject line. A separate set of proxy materials or Internet Notice, as applicable, will be sent promptly following receipt of your request.

If you are a stockholder of record and wish to receive a separate set of proxy materials or Internet Notice, as applicable, in the future, please contact our transfer agent, American Stock Transfer & Trust Company (“AST”) at the following address: American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: Shareholder Services, or call AST at 1‑800‑937‑5449.

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT	3

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

If you are the beneficial owner of shares held through a broker, trustee or other nominee and you wish to receive a separate set of proxy materials or Internet Notice, as applicable, in the future, please contact Broadridge by phone at (866) 540‑7095, or by writing to them at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

In addition, all stockholders also may write to us at the address below to request a separate set of proxy materials or Internet Notice, as applicable:

Cotiviti Holdings, Inc.

One Glenlake Parkway, Suite 1400

Atlanta, GA 30328

Attn: Secretary

I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER, AND WE RECEIVED MORE THAN ONE PAPER COPY OF THE PROXY MATERIALS OR INTERNET NOTICE. HOW DO WE OBTAIN A SINGLE COPY IN THE FUTURE?

Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact our transfer agent, AST, at the following address: American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: Shareholder Services, or call AST at 1‑800‑937‑5449.

Beneficial owners of shares held through a broker, trustee or other nominee sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge by phone at (866) 540‑7095, or by writing to them at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

HOW CAN I ATTEND THE ANNUAL MEETING?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a Cotiviti Holdings, Inc. stockholder or joint holder as of the close of business on March 29, 2018, or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COTV2018. You also will be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16‑digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

WHY A VIRTUAL MEETING?

We are excited to embrace technology for our Annual Meeting that will provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting also will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. We believe that the virtual meeting is aligned with our vision and values as an analytics-driven technology services company.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COTV2018. You also will be able to vote your shares electronically at the Annual Meeting.

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT	4

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHAT IF DURING THE CHECK-IN TIME OR DURING THE MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

1‑855‑449‑0991 (Toll free – US and Canada)

1‑720‑378‑5962 (Toll line – International)

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy for this purpose, may adjourn the Annual Meeting.

HOW DO I VOTE?

Even if you plan to participate in the Annual Meeting online, we recommend that you vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting. There are three ways to vote by proxy:

VIA THE INTERNET

Stockholders who have received an Internet Notice by mail may submit proxies over the Internet by following the instructions on the Internet Notice. Stockholders who have received an Internet Notice by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

BY TELEPHONE

Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling
1‑800‑690‑6903 and following the instructions. Stockholders of record who have received an Internet Notice by mail must have the control number that appears on their Internet Notice available when voting. Stockholders of record who received an Internet Notice by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee or other nominee. Those stockholders should check the voting instruction card for telephone voting availability.

BY MAIL

Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Internet and telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 23,  2018.

You can also vote electronically at the Annual Meeting. You will need the 16‑digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT	5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Secretary at our offices at Cotiviti Holdings, Inc., One Glenlake Parkway, Suite 1400, Atlanta, GA 30328, prior to your shares being voted; or (3) participating in the Annual Meeting and voting your shares electronically during the Annual Meeting. Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.

For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by participating in the Annual Meeting and electronically voting your shares during the Annual Meeting.

WHAT IS THE DEADLINE FOR VOTING MY SHARES?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close during the Annual Meeting.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

IS MY VOTE CONFIDENTIAL?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the votes; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT	6

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
PROPOSAL 1 Election of Directors	The plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect on this proposal.
PROPOSAL 2 Approval of the compensation of our Named Executive Officers

Advisory basis; majority of votes cast. This means that if the votes cast in favor of the proposal exceed the votes cast against the proposal, the compensation of our Named Executive Officers will be approved on an advisory basis.

Abstentions and broker non-votes will have no effect on this proposal.
PROPOSAL 3 Approval of the frequency of future advisory votes on the compensation of our Named Executive Officers	Advisory basis; majority of votes cast. The Board expects to be guided by the voting option that receives the greatest number of votes, even if that alternative does not receive a majority.	Abstentions and broker non-votes will have no effect on this proposal.
PROPOSAL 4 Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and voting on the proposal.	Abstentions will have no effect on this proposal. Brokers have discretion to vote on this proposal.

Although the advisory votes in Proposals 2 and 3 are non-binding, as provided by law, our Board will review the results of the votes and will take them into account in making a determination concerning our Named Executive Officer compensation and the frequency of future advisory votes to approve Named Executive Officer compensation.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposals regarding the compensation of our Named Executive Officers, the frequency of future advisory votes on the compensation of our Named Executive Officers and the appointment of KPMG LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum, however votes withheld and abstentions will otherwise have no effect on the proposals.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, the compensation of our Named Executive Officers and the frequency of future advisory votes on the compensation of our Named Executive Officers. Broker non-votes count for purposes of determining whether a quorum is present. However, on the proposals regarding the election of directors, the compensation of our Named

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Executive Officers and the frequency of future advisory votes on the compensation of our Named Executive Officers, broker non-votes will have no effect on the proposal because they are not “entitled to vote” on those matters.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8‑K, which we will file with the SEC shortly after the Annual Meeting.

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PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, four Class II  Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2021 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2020 Annual Meeting of Stockholders; Class II, whose term will expire at the Annual Meeting; and Class III, whose term will expire at the 2019 Annual Meeting of Stockholders.

We currently have ten directors on our Board, three of whom are Class I Directors: Mala Anand, Ruben J. King-Shaw, Jr. and R. Halsey Wise, four of whom are Class II Directors: Elizabeth Connolly Alexander, James Parisi, Christopher Pike and David Swift, and three of whom are Class III Directors: Kenneth R. Goulet, John Maldonado and J. Douglas Williams. Our four current Class II  Directors, Ms. Alexander and Messrs. Parisi, Pike and Swift, are nominated for election to our Board as Class II  Directors at the Annual Meeting to serve for a three-year term until our Annual Meting of Stockholders to be held in 2021.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy to elect as Class II  Directors the persons whose names and biographies appear below as nominees to the Board. All of the persons whose names and biographies appear below are currently serving as our directors. If any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II  Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class II Director nominees.

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PROPOSALS TO BE VOTED ON

NOMINEES FOR CLASS II DIRECTOR (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The Board has nominated each of the individuals named below to serve as members of our Board until their successor is duly elected and qualified at the 2021 Annual Meeting or, if earlier, their death, resignation or removal. Each of the nominees is currently a director of the Company.

Each of the proposed nominees has consented to stand for election as a member of our Board.  We believe that each of the current director has served our stockholders’ interests well during their tenure as a director and will continue to do so.

The principal occupations and business experience, for at least the past five years, of each Class II Director currently serving and nominated for election as a Class II Director at the Annual Meeting are as follows:

ELIZABETH CONNOLLY ALEXANDER Age 56 Director Since 2012 Committees None

Ms. Alexander has served as a director since July 2012. Ms. Alexander has held a variety of senior leadership positions since joining us in 1984 and is responsible for establishing Connolly’s healthcare practice in 1998. Prior to the Connolly iHealth Merger, Ms. Alexander most recently served as Chief Executive Officer of Connolly Superholdings, Inc. from January 2013 until May 2014. Ms. Alexander serves on the boards of directors of CT Fund for the Environment, Save the Sound and the Eaglebrook School. She holds a B.A. from Tulane University. We believe that Ms. Alexander’s three decades of institutional knowledge of our Company and extensive knowledge of the recovery audit process qualify her to serve as one of our directors.

JAMES PARISI Age 53 Director Since 2015 Committees Audit (Chair)

Mr. Parisi has served as a director since May 2015. He most recently served as the Chief Financial Officer of CME Group Inc. from November 2004 to August 2014, prior to which he held positions of increasing responsibility and leadership within CME Group Inc. from 1988, including as Managing Director & Treasurer and Director, Planning & Finance. Mr. Parisi holds a B.S. in Finance from the University of Illinois and an M.B.A. from the University of Chicago. Mr. Parisi also currently serves on the board of directors and regulatory oversight committee of Cboe Futures Exchange LLC and on the board of directors and as audit committee chairman for Pursuant Health Inc. We believe that Mr. Parisi’s financial management experience within the public company framework qualifies him to serve as one of our directors.

CHRISTOPHER PIKE Age 48 Director Since 2012 Committees None

Mr. Pike has served as a director since July 2012. He is currently a Managing Partner at Advent International Corporation (“Advent”), having joined the firm in February 1997. Prior to joining Advent, Mr. Pike was a Senior Associate at PricewaterhouseCoopers LLP from 1992 to 1996. Mr. Pike also serves on the board of directors of Genoa, a QoL Healthcare Company, ATI Holdings, Inc. and CCC Information Services, Inc. He previously served on the boards of directors of GFI Group Inc., Long Term Care Group, Vantiv, Inc., Managed Healthcare Associates and several other public and private companies. Mr. Pike received a B.A. in Economics and Spanish from Amherst College. We believe that Mr. Pike’s experience at Advent and as a director of numerous private and public companies provides insight that is beneficial to the Board.

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PROPOSALS TO BE VOTED ON

DAVID SWIFT Age 60 Director Since 2014 Committees Compensation Nominating and Corporate Governance

Mr. Swift has served as Chairman of our Board since joining the Board in November 2014. Mr. Swift has served as an Executive Business Partner at Advent since August 2014. Mr. Swift was President and Chief Executive Officer of Goodman Manufacturing from April 2008 to April 2014. Prior to this, Mr. Swift served in a variety of senior leadership roles at Whirlpool Corporation, most recently as President (North America) of Whirlpool Corporation from December 2005 to July 2007. Before joining Whirlpool in October 2001, Mr. Swift served as the President of Eastman Kodak Company’s Professional Group, prior to which he served as the Chairman and President of Kodak’s Greater Asian Region based in Shanghai, China for more than four years. Mr. Swift is a member of the board of directors of Dawn Holdings, Inc. (Serta Simmons Bedding) and ATI Holdings, Inc., and is a member of the Board of Overseers of the Thayer School of Engineering at Dartmouth College. He previously served as a member of the boards of directors of Daikin Industries, Limited, Goodman Manufacturing and Whirlpool Corporation. He holds a B.A. in Physics and Mathematics from Amherst College, a Master’s degree in Engineering from Dartmouth College and an M.B.A. from Harvard Business School. We believe that Mr. Swift’s investment and management expertise and his experience serving on public and private boards qualify him to serve as one of our directors.

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PROPOSALS TO BE VOTED ON

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

Class I Directors (Terms to Expire at the 2020 Annual Meeting)

The principal occupations and business experience, for at least the past five years, of each of the current members of the Board of Directors who are Class I Directors are as follows:

MALA ANAND Age 50 Director Since 2016 Committees Audit

Ms. Anand has served as a director since December 2016. Ms. Anand has served as President of Analytics at SAP SE since October 2016. Prior to joining SAP SE, Ms. Anand led the Data & Analytics | Automation Software Platforms for Cisco Systems, Inc. from October 2007 to October 2016. Before this Ms. Anand served as Chief Operating Officer and Senior Vice President for Software Products and Services at Informative. Ms. Anand was also an entrepreneur in residence for Kleiner, Perkins, Caufield and Byers from 2001 to 2003, and has developed software products for CoroSoft Technologies, Inc., Rapt, Inc. (Microsoft Corporation), and Beyond, Inc. Ms. Anand also led enterprise software and go-to-market teams at Oracle Corporation from 1994 to 1998 and Digital Equipment Corporation from 1990 to 1994. Ms. Anand holds a B.S. in Computer Science from the University of Massachusetts and a M.S. in Computer Science from Brown University. We believe that Ms. Anand’s deep experience in software development, analytics and developing technology solutions, along with her leadership experience and entrepreneurial background qualify her to serve as one of our directors.

RUBEN J. KING-SHAW, JR. Age 56 Director Since 2016 Committees Audit Nominating and Corporate Governance (Chair)

Mr. King-Shaw has served as a director since August 2016. Mr. King-Shaw has served as Chairman, President and Chief Executive Officer of MedicFP since 2016 and as Chief Executive Officer of Mansa Equity Partners, Inc. since 2003. Mr. King-Shaw previously served as Managing Partner and Chief Investment Officer at Mansa Capital from 2011 through 2016. Prior to this, Mr. King-Shaw served as Senior Vice President and Chief Operating Officer of Neighborhood Health Partnership, Inc. from 1993 through 1998. Mr. King-Shaw currently serves on the boards of directors of ODH, Inc., Intelligent Retinal Imaging Systems and Steward Healthcare System, Inc. He previously served on the boards of directors of Lucid, Inc., athenahealth, Inc., Wellcare Health Plans, Inc., NetHealth, Inc. and iHealth Technologies, Inc. He holds a B.S. in Industrial and Labor Relations with a specialty in Labor Economics from Cornell University, a Master's degree in Health Services Administration from Florida International University, and a Master's of International Business from the Chapman Graduate School of Business at Florida International University. We believe that Mr. King-Shaw’s expertise in healthcare policy, regulatory compliance and finance, and his extensive experience serving on public and private boards qualify him to serve as one of our directors.

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PROPOSALS TO BE VOTED ON

R. HALSEY WISE Age 53 Director Since 2017 Committees Compensation

Mr. Wise has served as a director since December 2017. He is the Chairman and Chief Executive of Lime Barrel Advisors, LLC, a private investment firm he founded in 2010. Mr. Wise previously served as Chairman and Chief Executive Officer of MedAssets, Inc., a healthcare technology performance improvement company, from February 2015 until the company was acquired by Pamplona Capital Management in January 2016. Mr. Wise was also Chairman, President and Chief Executive Officer of Intergraph Corporation from 2003 through 2010. Prior to his service at Intergraph, Mr. Wise was President and Chief Executive Officer, North America of Solution 6 Holdings, Ltd., and President and Chief Operating Officer of Computer Management Sciences, Inc., which was acquired by Computer Associates International, Inc. (now named CA, Inc.). At Computer Associates, he served as the General Manager, North America, for Global Professional Services. Prior to that, Mr. Wise was engaged in investment banking at The Robinson-Humphrey Company (a division of Smith Barney). Mr. Wise serves on the board of directors of Aspen Technology, Inc. He previously served on boards of directors of MedAssets, Inc., Acxiom Corporation and Intergraph Corporation. Mr.Wise holds a Master's degree from Northwestern University and a B.A. from the University of Virginia. We believe that Mr. Wise's extensive management experience and service on the boards of directors of other public companies qualify him to serve as one of our directors.

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PROPOSALS TO BE VOTED ON

Class III Directors (Terms to Expire at the 2019 Annual Meeting)

The principal occupations and business experience, for at least the past five years, of each of the current members of the Board of Directors who are Class III Directors are as follows:

KENNETH GOULET Age 59 Director Since 2015 Committees Compensation (Chair) Nominating and Corporate Governance

Mr. Goulet has served as a director since December 2015. He most recently served as the Executive Vice President of Anthem Inc. and President of Anthem Inc.’s Commercial and Specialty Business Division from August 2012 to September 2015, prior to which he served as President of Anthem Inc.’s Commercial Business Unit from October 2007 to August 2012. Before joining Anthem Inc., Mr. Goulet spent 23 years at CIGNA Corporation where he held a number of management, sales and operations positions. Mr. Goulet currently serves on the boards of directors of Sharecare, Empirx, IPG, Ooda Health and Quartet Health (each a privately held company in the healthcare industry), and previously served on the board of directors of Surgical Care Affiliates, Inc. from April 2016 to March 1, 2017, when it was sold (Surgical Care Affiliates, Inc. was a public company in the healthcare industry at the time of Mr. Goulet’s service), and thereafter served as a consultant to Surgical Care Affiliates from March 2017 through December 2017. Mr. Goulet holds a B.S. in Economics from Trinity College. We believe Mr. Goulet’s broad management expertise and in-depth knowledge of the healthcare sector qualifies him to serve as one of our directors.

JOHN MALDONADO Age 42 Director Since 2012 Committees Compensation Nominating and Corporate Governance

Mr. Maldonado has served as a director since July 2012. Mr. Maldonado is a Managing Partner of Advent, focusing on investments in the healthcare, financial and business services sectors. Prior to joining Advent in 2006, his previous private equity experience included positions at both Bain Capital and Parthenon Capital. Mr. Maldonado currently serves on the board of directors of Genoa, a QoL Healthcare Company, Syneos Health, Inc. and ATI Holdings, Inc. and has previously served on the boards of directors of Vantiv, Inc., SkillSoft Corp., American Radiology Services, and Managed Healthcare Associates. He holds a B.A. in Mathematics from Dartmouth College and an M.B.A. from Harvard Business School. We believe that Mr. Maldonado’s experience at Advent and as a director of public and private companies provides insight that is beneficial to the Board.

J. DOUGLAS WILLIAMS Age 56 Director Since 2014 Committees None

Mr. Williams is our Chief Executive Officer, a position he has held since May 2014. He has served as a member of our Board since May 2014. Prior to the Connolly iHealth Merger, Mr. Williams served as President and Chief Executive Officer of iHealth Technologies since its inception in May 2001. Prior to his position with iHealth Technologies, Mr. Williams served as Chief Executive Officer of Magellan Specialty Health from April 2000 to May 2001. Mr. Williams has also served in various executive and managerial roles with Vivra Specialty Partners and CIGNA Healthcare. Mr. Williams holds a B.S. in Business Administration from Appalachian State University. We believe that Mr. Williams’ extensive leadership experience, institutional knowledge of our Company and broad familiarity with the payment accuracy market qualify him to serve as one of our directors.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and we have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

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PROPOSALS TO BE VOTED ON

PROPOSAL 2: APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background of the Proposal

As required by Section 14A of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing stockholders with the opportunity at the Annual Meeting to vote on a non-binding advisory resolution often referred to as a “Say on Pay” proposal, approving the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation or the compensation of any particular Named Executive Officer, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.  A discussion of these items is found in the “Compensation Discussion and Analysis” section of this Proxy Statement.

EXECUTIVE COMPENSATION

The Compensation Committee has overseen the development of a compensation program designed to attract, retain and motivate key executives who enable us to achieve our strategic and financial goals. The Compensation Discussion and Analysis and the executive compensation tables regarding Named Executive Officer compensation found in the “Executive Compensation” section of this Proxy Statement, together with the accompanying narrative disclosure, illustrate the trends in compensation and application of our compensation philosophies and practices for the years presented. Highlights of our compensation program include the following:

•

Variable cash incentives are payable to Named Executive Officers to encourage the achievement of pre-determined performance metrics, business growth opportunities, management goals and profitability, all of which are intended to focus our Named Executive Officers on performance goals intended to enhance stockholder value.

•

Awards of long-term equity incentives, in the form of stock options and restricted stock units, directly align the interests of our Named Executive Officers with our stockholders, linking the personal financial interests of our Named Executive Officers with the Company’s long-term performance, discouraging excessive risk-taking and encouraging behavior that supports sustainable stockholder value creation.

•

The Board of Director’s adoption of policies covering stock ownership and retention and anti-pledging and anti-hedging for executive officers mitigates risk in connection with our executive compensation program.

The Board recommends that stockholders vote FOR the following resolution:

RESOLVED, that based upon the recommendation of the Compensation Committee, the Board hereby recommends that the stockholders of the Company approve, on an advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed in the proxy statement for the 2018 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2017 Summary Compensation Table, and the other related tables and discussions.

EFFECT OF RESOLUTION

Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board of Directors value the opinions of our stockholders and will take the outcome of the vote into consideration when contemplating future executive compensation arrangements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

pproval
The Board of Directors unanimously recommends a vote FOR the Approval of the Compensation of our Named Executive Officers.

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PROPOSALS TO BE VOTED ON

PROPOSAL 3: FREQUENCY OF APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background of the Proposal

Section 14A of the Exchange Act also requires all public companies to hold a separate non-binding advisory stockholder vote with respect to the frequency of the “Say on Pay” proposal. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay”). Stockholders may also abstain from making a choice. After the initial vote is held, Section 14A requires all public companies to submit the Frequency Vote on Say on Pay to their stockholders no less often than every six years.

frequency vote on say on pay

As discussed above, our Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that is aligned with our performance. Our Board of Directors believes that our compensation philosophies and practices advance both the short-term and long-term interests of the Company and our stockholders. Our Board of Directors believes that the Frequency Say on Pay Vote should be conducted every three years.

EFFECT OF RESOLUTION

Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board of Directors. Our Board of Directors may determine that it is in the best interests of the Company and our stockholders to hold a Say on Pay vote more or less frequently than may be indicated by the results of this advisory vote. However, the Compensation Committee and the Board of Directors value the opinions of our stockholders and will take the outcome of the vote into consideration when deciding how frequently to seek an advisory vote on Say on Pay in future years.

Although the Board of Directors recommends that a Say on Pay proposal be voted on every three years, you are not voting to approve or disapprove of the Board’s recommendation. Rather, you will be able to specify one of the four choices for the Frequency Vote on Say on Pay, as follows: (i) one year, (ii) two years, (iii) three years or (iv) abstain. The frequency receiving the greatest number of votes cast will be deemed by us as the frequency that has been recommended by our stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

pproval
The Board of Directors unanimously recommends a vote for “THREE YEARS” on the advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers.

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PROPOSALS TO BE VOTED ON

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2018. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

KPMG LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of KPMG LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions from stockholders, and will be afforded the opportunity to make a statement at the Annual Meeting, if he or she desires to do so.

If the appointment of KPMG LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the year ending December 31, 2018. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and voting thereon. Abstentions and broker non-votes will have no effect with respect to this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2017, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2017.

As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. Among other things, the Audit Committee considers KPMG’s historical and recent performance on the Company’s audit, the appropriateness of KPMG’s fees for its services; KPMG’s tenure as the Company’s independent registered public accounting firm, its industry expertise and its independence. KPMG has been the Compay’s independent auditor since 2013, including through its initial public offering in 2016. The Audit Committee believes there are significant benefits to having an independent auditor with familiarity with the Company and expertise in its industry. These include:

•	Higher quality audit work and accounting advice, due to the auditor’s institutional knowledge of our business and operations, accounting polices and financial systems, and internal control framework;
•	Operational efficiencies and a potentially lower fee structure because of the auditor’s history and familiarity with our business.

In addition, KPMG rotates its lead audit engagement partner every five years. The Audit Committee selects the new lead audit engagement partner after discussing with management the proposed candidates, including management's recommendations.

Based on its review, the Audit Committee believes that it is in the best interest of the Company and its stockholders to retain KPMG to serve as the Company’s independent registered public accounting firm.

James Parisi (Chair)
Mala Anand
Ruben J. King-Shaw, Jr.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of KPMG LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2017	Fiscal 2016
Audit Fees	$2,599,000	$1,597,604
Audit-Related Fees	20,000	177,244
Tax Fees	43,266	225,651
All Other Fees	1,798	1,798
Total Fees	$2,664,064	$2,002,297

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10‑Q and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “—Audit Fees.”

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning and tax advice.

ALL OTHER FEES

All other fees relate to an online technical research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee’s charter provides that the Audit Committee must consider and, in its discretion, pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm. The Audit Committee may delegate authority to one or more subcommittees of the Audit Committee consistent with law and applicable rules and regulations of the SEC and the New York Stock Exchange (“NYSE”).

For the year ended December 31, 2017, all fees of KPMG LLP were reviewed and pre-approved by the Audit Committee.

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CORPORATE GOVERNANCE

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investor Relations” page of our website located at http://investors.cotiviti.com, or by writing to our Secretary at our offices at Cotiviti Holdings, Inc., One Glenlake Parkway, Suite 1400, Atlanta, GA 30328.

Code of Business Conduct and Ethics. We have a Code of Business Conduct and Ethics that applies to our Board, officers, employees, agents, consultants and representatives. A copy of the code is available in the “Corporate Governance” section of the “Investor Relations” page of our website located at http://investors.cotiviti.com. Any amendments to or waivers from our code for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, will be disclosed on our Internet website promptly following the date of such amendment or waiver.

Corporate Governance Guidelines. Our Board has adopted Corporate Governance Guidelines in accordance with the corporate governance rules  of the NYSE that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including: the duties and responsibilities of the Board; director independence; Board leadership structure; executive sessions; Chief Executive Officer evaluations; management development and succession planning; director nomination, qualification and election; director orientation and continuing education; Board agenda, materials, information and presentations; director access to company employees and independent advisers; Board communication with stockholders and others; director compensation; and annual board and committee performance evaluations. A copy of our Corporate Governance Guidelines is posted in the “Corporate Governance” section of the “Investor Relations” page of our website located at http://investors.cotiviti.com.

BOARD COMPOSITION

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members: Mala Anand, Elizabeth Connolly Alexander, Kenneth R. Goulet, Ruben J. King-Shaw, Jr., John Maldonado, James Parisi, Christopher Pike, David Swift, J. Douglas Williams and R. Halsey Wise.

Our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

DIRECTOR INDEPENDENCE AND CONTROLLED COMPANY EXEMPTION

Following the initial public offering of our Common Stock in May 2016 (our “IPO”),  affiliates of Advent beneficially owned Common Stock representing more than 50% of the voting power of our Common Stock eligible to vote in the election of directors. As a result, we qualified as a “controlled company” under the corporate governance rules of the NYSE and were exempted from complying with, among other things, the requirement to have a majority of “independent directors” (as defined under the rules of the NYSE) on our Board of Directors, or to have a compensation committee and a nominating and corporate governance committee composed entirely of independent directors.

During 2017, through several registered secondary public offerings, Advent’s affiliates sold a portion of their Common Stock such that since August 7, 2017, Advent has held less than 50% of our outstanding Common Stock. Consequently, we are no longer a controlled company and are required to comply with the NYSE’s corporate governance requirements applicable to listed companies. In accordance with these requirements, we have a majority of independent directors on our Board. Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are each comprised only of independent directors, with the members of our Audit Committee meeting the independence standards of both the NYSE and the SEC.

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CORPORATE GOVERNANCE

Our Board has affirmatively determined that Mses. Anand and Alexander and Messrs. Goulet, King-Shaw, Maldonado, Parisi, Pike, Swift and Wise are independent directors under the applicable rules of the NYSE. In evaluating and determining the independence of the directors, the Board considered that the Company may have certain relationships with its directors. Specifically, the Board considered that Messrs. Swift, Maldonado and Pike are affiliated with Advent, which owns approximately 44% of our outstanding Common Stock as of March 29, 2018, the Record Date. The Board also considered that Ms. Alexander served as chief executive officer of Connolly Superholdings, Inc. from January 2013 until Connolly Superholdings, Inc. merged with iHealth Technologies to form Cotiviti in May 2014, and that Mr. Maldonado served as our Vice President and Assistant Secretary for several months from March 18, 2013 to December 12, 2013.  The Board determined in each case that the relationship does not impair the individual’s independence from us and our management.

DIRECTOR CANDIDATES

Each year, the Board proposes a slate of director nominees to stockholders for election at the annual meeting of stockholders. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for periodically reviewing with the Board the appropriate criteria that directors are required to fulfill in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board.

We do not have a specific policy on diversity of the Board. Instead, the Board evaluates nominees in the context of the Board as a whole, with the objective of recommending as directors individuals who can best support the success of the Company including through the diversity of experience they bring to the Board. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. We are proud to have a board that is diverse on both the professional and personal levels, including with respect to gender and race.

Invitations to serve as a nominee are extended by the Board itself via the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee.

To facilitate the search process for director candidates, the Board and the Nominating and Corporate Governance Committee may consult with our directors and executives and outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee screens candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the criteria approved by the Board for election as director.

In 2017, the Nominating and Corporate Governance Committee retained Heidrick & Struggles International, Inc. (“Heidrick & Struggles”), an independent third-party executive search firm, to conduct a director search. Heidrick & Struggles identified candidates and provided background information and assessments of qualifications on potential candidates, including Mr. Wise. The Nominating and Corporate Governance Committee then reviewed the results of Heidrick & Struggles’ evaluation and screening, discussed potential nominees, and recommended the nomination of Mr. Wise to the Board of Directors. The Board of Directors met, discussed and approved the Nominating and Corporate Governance Committee’s recommendations.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee at: Cotiviti Holdings, Inc., One Glenlake Parkway, Suite 1400, Atlanta, GA 30328, Attn: General Counsel and Secretary.

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CORPORATE GOVERNANCE

COMMUNICATIONS WITH STOCKHOLDERS AND OTHER INTERESTED PARTIES

Stockholders and other interested parties who would like to communicate with, or otherwise make their concerns known directly to the Chairman of the Board, the chairperson of any of the Nominating and Corporate Governance, Audit and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to Cotiviti Holdings, Inc., One Glenlake Parkway, Suite 1400, Atlanta, GA 30328, Attn: Chairman of the Board, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board and Chief Executive Officer may be separated or combined, and our Board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, the roles are separate, with Mr. Swift serving as Chairman of the Board and Mr. Williams as a Board member and our Chief Executive Officer. We believe that we, like many U.S. companies, are well served by a flexible leadership structure. Our Board will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Board is responsible for overseeing our risk management process. In fulfilling this responsibility, our Board considers our general risk management strategy, assesses the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were six meetings of the Board during the year ended December 31, 2017. During the year ended December 31, 2017, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

All directors are encouraged to attend our annual meetings of stockholders. In 2017, all of the continuing members of our Board attended the 2017 Annual Meeting of Stockholders. We anticipate that all of the members of our Board will attend the Annual Meeting this year.

EXECUTIVE SESSIONS

The non-management directors meet regularly without members of management present in executive session. If any of the non-management directors do not qualify as an “independent director” as set forth in our Corporate Governance Guidelines, at least once a year an additional executive session is held, attended only by independent directors. Mr. Swift, as Chairman of the Board, presides over the regularly scheduled executive sessions at which he is present.

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COMMITTEES OF THE BOARD

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter approved by our Board. Each committee has the composition and primary responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by our Board. The charter of each committee is available on our website.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Elizabeth Connolly Alexander(1)
Mala Anand(1)	
Kenneth Goulet(1)		Chair	
Ruben J. King-Shaw, Jr.(1)			Chair
John Maldonado(1)			
James Parisi(1)	Chair
Christopher Pike(1)
David Swift(1)			
J. Douglas Williams
R. Halsey Wise(1)		

(1)	Independent director.

AUDIT COMMITTEE

The primary purposes of our Audit Committee are to assist the Board’s oversight of:

•	audits of our financial statements;
•	the integrity of our financial statements;
•	our process relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures;
•

the qualifications, engagement, compensation, independence and performance of our independent auditor, and the auditor’s conduct of the annual audit of our financial statements and any other services provided; and

•	the performance of our internal audit function.

Our Audit Committee is currently composed of Ms. Anand and Messrs. Parisi and King-Shaw. Mr. Parisi serves as chair of the Audit Committee. Messrs. Parisi and King-Shaw each qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K. Our Board has affirmatively determined that Ms. Anand and Messrs. Parisi and King-Shaw meet the definition of an “independent director” for the purposes of serving on the Audit Committee under applicable NYSE rules and Rule 10A‑3 under the Exchange Act. The Audit Committee is governed by a charter that complies with the rules of the NYSE.

The Audit Committee met seven times during the year ended December 31, 2017.

COMPENSATION COMMITTEE

The primary purposes of our Compensation Committee are to assist the Board in overseeing our management compensation policies and practices, including:

•	determining and approving the compensation of our executive officers; and
•	reviewing and approving incentive compensation and equity compensation policies and programs.

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COMMITEES OF THE BOARD

Our Compensation Committee is currently composed of Messrs. Goulet, Maldonado, Swift and Wise. Mr. Goulet serves as chair of the Compensation Committee. The Compensation Committee is governed by a charter that complies with the rules of the NYSE.

The Compensation Committee met six times during the year ended December 31, 2017.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The primary purposes of our Nominating and Corporate Governance Committee are to:

•	identify and screen individuals qualified to serve as directors and recommend to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies;
•	develop, recommend to the Board and review the Company’s Corporate Governance Guidelines;
•	coordinate and oversee the annual self-evaluation of the Board and its committees; and
•	review on a regular basis the overall corporate governance of the Company and recommend improvements for approval by the Board where appropriate.

Our Nominating and Corporate Governance Committee is currently composed of Messrs. Goulet, King-Shaw, Maldonado and Swift. Mr. King-Shaw serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of the NYSE.

The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2017.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information as of March 29, 2018, regarding the beneficial ownership of our Common Stock by:

•	each person or group who is known by us to own beneficially more than 5% of our Common Stock;
•	each member of our Board and each of our Named Executive Officers; and
•	all members of our Board and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 93,708,225 shares of our common stock entitled to vote at the Annual Meeting, comprising 92,941,484 shares of Common Stock issued and outstanding and 766,741 contingently issuable restricted shares of Common Stock. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 29, 2018, and shares of Common Stock underlying restricted stock units subject to vesting within 60 days of March 29, 2018, are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of capital stock held by them. Unless otherwise indicated, the address for each holder listed below is c/o Cotiviti Holdings, Inc., One Glenlake Parkway, Suite 1400, Atlanta, GA 30328.

	Shares of Common Stock beneficially owned
Name and address of beneficial owner	Number of shares	Percentage of shares
5% stockholders:
Funds managed by Advent International Corporation(1)	41,433,699	44.2%
J. Lawrence Connolly(2)	5,248,676	5.6%
Named executive officers and directors
J. Douglas Williams(3)	3,339,819	3.5%
Bradley Ferguson	—	*
David Beaulieu(4)	260,763	*
Nord Samuelson	—	*
Jonathan Olefson(5)	115,006	*
Steven Senneff(6)	262,619	*
Adrienne Calderone(7)	60,695	*
David Swift(8)	—	*
Elizabeth Connolly Alexander(9)	3,326,658	3.5%
Mala Anand(10)	6,127	*
Kenneth Goulet(11)	26,318	*
Ruben J. King-Shaw, Jr.(12)	7,878	*
John Maldonado(13)	—	*
James Parisi(14)	31,318	*
Christopher Pike(15)	—	*
R. Halsey Wise(16)	2,483	*
All Board members and executive officers as a group (14 persons)	7,116,370	7.5%

*Represents beneficial ownership of less than 1% of our outstanding Common Stock.

(1)

Includes: (a) 17,778,618 shares indirectly owned by Advent International GPE VI Limited Partnership, (b) 12,458,405 shares indirectly owned by Advent International GPE VI A Limited Partnership, (c) 901,848 shares indirectly owned by Advent International GPE VI B Limited Partnership, (d) 918,209 shares directly owned by Advent International GPE VI C Limited Partnership, (e) 875,864 shares directly owned by Advent International GPE VI D Limited Partnership, (f) 2,215,460 shares directly owned by Advent International GPE VI E Limited Partnership, (g) 3,348,350 shares indirectly owned by Advent International GPE VI F Limited Partnership, (h) 2,109,317 shares indirectly owned by Advent International GPE VI G Limited Partnership, (i) 651,453 shares directly owned by Advent Partners GPE VI 2008 Limited Partnership, (j) 19,792 shares directly owned by Advent Partners GPE VI 2009 Limited Partnership, (k) 46,608 shares directly owned by Advent Partners GPE VI 2010 Limited Partnership, (l) 51,762 shares directly owned by Advent Partners GPE VI-A 2010 Limited Partnership and (m) 58,043 shares directly owned by Advent Partners GPE VI A Limited Partnership. Advent-Cotiviti Acquisition Limited Partnership directly owns 17,778,618 shares and Advent-Cotiviti Acquisition II Limited Partnership directly owns 18,817,920 shares. The general partner of Advent-Cotiviti Acquisition Limited Partnership and Advent-

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Cotiviti Acquisition II Limited Partnership is Advent Cotiviti GP Corporation. Advent International GPE VI Limited Partnership, Advent International GPE VI A Limited Partnership, Advent International GPE VI B Limited Partnership, Advent International GPE VI F Limited Partnership and Advent International GPE VI G Limited Partnership (together, the "Cayman Advent Funds") collectively own 100% of Advent-Cotiviti GP Corporation, in pro rata proportion to the number of shares disclosed as beneficially owned by the Cayman Advent Funds above. Advent International GPE VI Limited Partnership owns 100% of the limited partnership interests in Advent Cotiviti Acquisition Limited Partnership, and the other Cayman Advent Funds collectively own 100% of the limited partnership interests in Advent Cotiviti Acquisition II Limited Partnership in pro rata proportion to the number of shares disclosed as beneficially owned by such other funds above.

Advent is the manager of Advent International LLC, which is the general partner of: GPE VI GP Limited Partnership; GPE VI GP (Delaware) Limited Partnership; Advent Partners GPE VI 2008 Limited Partnership; Advent Partners GPE VI 2009 Limited Partnership; Advent Partners GPE VI 2010 Limited Partnership; Advent Partners GPE VI A Limited Partnership and Advent Partners GPE VI A 2010 Limited Partnership. GPE VI GP Limited Partnership is the general partner of the Cayman Advent Funds. GPE VI GP (Delaware) Limited Partnership is the general partner of: Advent International GPE VI C Limited Partnership; Advent International GPE VI D Limited Partnership and Advent International GPE VI E Limited Partnership. Advent exercises voting and investment power over the shares held by the Cayman Advent Funds and may be deemed to have beneficial ownership of all of those shares. With respect to the shares held by the entities listed in this footnote, a number of individuals currently composed of David M. McKenna, David M. Mussafer and Steven M. Tadler, none of whom have individual voting or investment power, exercise voting and investment power over the shares beneficially owned by Advent. The address of Advent International Corporation and each of the Cayman Advent Funds and other entities listed above is c/o Advent International Corporation, 800 Boylston Street, Boston, Massachusetts 02199.

(2)

Includes: (a) 4,919 shares held by Mr. Connolly directly, (b) 2,599,431 shares held by JL Connolly LLC of which Mr. Connolly is a member and the sole manager and (c) 2,644,326 shares held in two family irrevocable trusts of which Mr. Connolly serves as trustee. Mr. Connolly’s address is 3060 Peachtree Road, Suite 1545, Atlanta, Georgia 30305.

(3)

Includes: (a) 2,754,996 shares, 556,615 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 29, 2018, and 3,203 restricted stock units that will vest within 60 days of March 29, 2018, held by Mr. Williams directly and (b) 25,006 shares held by a charitable foundation of which Mr. Williams, his spouse and his children serve as trustees.

(4)

Includes: 39,425 shares, 220,862 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 29, 2018, and 476 restricted stock units that will vest within 60 days of March 29, 2018, held by Mr. Beaulieu directly.

(5)

Includes: (a) 723 shares, 104,738 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 29, 2018, and 229 restricted stock units that will vest within 60 days of March 29, 2018, held by Mr. Olefson directly and (b) 9,316 shares held in a family irrevocable trust of which Mr. Olefson serves as trustee.

(6)

Includes: 23,381 shares and 239,238 shares underlying options which are currently exercisable held by Mr. Senneff directly. Mr. Senneff resigned as our Chief Financial Officer effective August 31, 2017; accordingly, information related to Mr. Senneff’s beneficial ownership is as of such date. Mr. Senneff’s address is c/o Digital Ocean, 101 Sixth Avenue, New York, New York 10013.

(7)

Includes: 19,164 shares and 41,364 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 29, 2018, held by Ms. Calderone directly. Ms. Calderone served as our Interim Chief Financial Officer from September 1, 2017, to November 6, 2017.

(8)	Mr. Swift holds no shares directly. Mr. Swift is an Executive Business Partner at Advent, which manages funds that collectively own 41,433,699 shares. See note 1 above.
(9)

Includes: (a) 1,614,413 shares, 195,200 shares underlying options which are currently exercisable and 4,189 restricted stock units that will vest within 60 days of March 29, 2018, held by Ms. Alexander directly, (b) 1,207,109 shares held in three family irrevocable trusts, the trustees of which are in each case an institution and Ms. Alexander’s spouse; and (c) 305,747 shares owned by Milton Harbor View, LLC, of which Ms. Alexander and her spouse are the sole managers and of which Ms. Alexander and her children are members.

(10)	Includes: 1,938 shares and 4,189 restricted stock units that will vest within 60 days of March 29, 2018, held by Ms. Anand directly.
(11)

Includes: 4,919 shares, 17,210 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 29, 2018, and 4,189 restricted stock units that will vest within 60 days of March 29, 2018, held by Mr. Goulet directly.

(12)	Includes: 3,689 shares and 4,189 restricted stock units that will vest within 60 days of March 29, 2018, held by Mr. King-Shaw directly.
(13)	Mr. Maldonado holds no shares directly. Mr. Maldonado is a Managing Partner at Advent, which manages funds that collectively own 41,433,699 shares. See note 1 above.
(14)

Includes: (a) 4,919 shares, 17,210 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 29, 2017, and 4,189 restricted stock units that will vest within 60 days of March 29, 2018, held by Mr. Parisi directly and (b) 5,000 shares held in a family revocable trust of which Mr. Parisi and his spouse serve as trustees.

(15)	Mr. Pike holds no shares directly. Mr. Pike is a Managing Partner at Advent, which manages funds that collectively own 41,433,699 shares. See note 1 above.
(16)	Includes: 2,483 restricted stock units that will vest within 60 days of March 29, 2018, held by held by Mr. Wise directly.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written policy relating to the approval of related person transactions. A “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which we participate (whether or not we are a party) and in which a related person has a direct or indirect material interest. Our Audit Committee will review and approve or ratify all relationships and related person transactions between us and (i) our directors, director nominees or executive officers, (ii) any 5% record or beneficial owner of our Common Stock or (iii) any immediate family member of any person specified in (i), (ii) and (iii) above. The Audit Committee will review all related person transactions and, where the Audit Committee determines that such transactions are in our best interests, approve such transactions in advance of such transaction being given effect. As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related person transaction, the Audit Committee will, in its judgment, consider in light of the relevant facts and circumstances whether the related person transaction is, or is not inconsistent with, our best interests, including consideration of various factors enumerated in the policy.

Any member of the Audit Committee who is a related person with respect to a related person transaction under review or is otherwise not disinterested will not be permitted to participate in the discussions or approval or ratification of the related person transaction. However, such member of the Audit Committee will provide all materially adverse information concerning the transaction to the Audit Committee. Our policy also includes certain exemptions for related person transactions that need not be reported and provides the Audit Committee with the discretion to pre-approve certain related person transactions.

Set forth below is a description of certain relationships and related party transactions between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our Common Stock:

Amended and Restated Stockholders Agreement. On June 1, 2016, in connection with our IPO, we amended and restated our existing stockholders agreement, dated as of July 26, 2012, and entered into a Stockholders Agreement with affiliates of Advent and our management stockholders. The Stockholders Agreement provides for (i) demand registration rights for Advent, subject to a cap of two requests in any 12 month period; (ii) piggy-back registration rights for stockholders holding at least $500,000 worth of shares, subject to a pro rata reduction if the total amount of shares requested to be included exceeds the amount of securities which in the opinion of the underwriters can be sold; and (iii) shelf registration rights for stockholders holding at least $500,000 worth of shares, subject to a required anticipated aggregate offering price, net of selling expenses, of $5.0 million, subject to a cap of two requests for shelf registrations, for all such holders in the aggregate, in any 12 month period; provided that any such holders that are capable of selling all of their registrable securities pursuant to Rule 144 under the United States Securities Act of 1933, as amended (the “Securities Act”) in a single transaction without timing or volume limitations will not have piggyback registration rights. We will be responsible for fees and expenses in connection with the registration rights, other than underwriters’ discounts and brokers’ commissions, if any, relating to any such registration and offering.

Indemnification Agreements. Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with each of our directors. The indemnification agreements provide the directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, including our Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities, and to provide us with a copy of those reports.

Based solely upon our review of the copies of such reports furnished to us and written representations received by us that no other reports were required, we are not aware of any instances of noncompliance with the Section 16(a) filing requirements by any director, executive officer or beneficial owner of more than 10% of any class of our equity securities during the year ended December 31, 2017, with the exception of the following: Mr. Williams failed to file on a timely basis a Form 4 that was due on Friday, November 17, 2017; the filing was made on the immediately following business day, Monday, November 20, 2017.

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EXECUTIVE OFFICERS

Our current executive officers are as follows:

J. DOUGLAS WILLIAMS Age 56 Title Chief Executive Officer

Mr. Williams is our Chief Executive Officer, a position he has held since May 2014. He has served as a member of our Board since May 2014. Prior to the Connolly iHealth Merger, Mr. Williams served as President and Chief Executive Officer of iHealth Technologies since its inception in May 2001. Prior to his position with iHealth Technologies, Mr. Williams served as Chief Executive Officer of Magellan Specialty Health from April 2000 to May 2001. Mr. Williams has also served in various executive and managerial roles with Vivra Specialty Partners and CIGNA Healthcare. Mr. Williams holds a B.S. in Business Administration from Appalachian State University. We believe that Mr. Williams’ extensive leadership experience, institutional knowledge of our Company and broad familiarity with the payment accuracy market qualify him to serve as one of our directors.

BRADLEY A. FERGUSON Age 48 Title Senior Vice President and Chief Financial Officer

Mr. Ferguson joined us as our Senior Vice President and Chief Financial Officer in November 2017. He most recently served as Executive Vice President, Corporate Development and Managing Director, Consumer & Small Business for EarthLink, Inc.  (prior to its acquisition by Windstream in February 2017), where he led all merger and acquisition efforts.  Prior to that, Mr. Ferguson served as EarthLink’s Executive Vice President, Chief Financial Officer for six years, and in various other senior financial positions. He began his career as an accountant with Arthur Andersen, LLP and holds a degree in Accounting from the University of Georgia, an MBA from Emory University and is a Certified Public Accountant.

DAVID BEAULIEU Age 61 Title Senior Vice President and Chief Operations Officer

Mr. Beaulieu is our Senior Vice President and Chief Operations Officer, a position he has held since April 2015. Mr. Beaulieu previously served as our Senior Vice President, Technology and Innovation, from May 2014 to April 2015. Prior to the Connolly iHealth Merger, Mr. Beaulieu served as Chief Operating Officer of iHealth Technologies since July 2010. Mr. Beaulieu previously served as Executive Vice President of Marketing, Sales & Business Solutions at DST Health Solutions from October 2008 to June 2010, and as Chief Operating Officer at Amisys Synertech from 2004 to 2008 prior to its acquisition by DST Health Solutions. Prior to this, Mr. Beaulieu was the Managing Partner for Government Business Services at First Consulting Group and held various operational and executive positions at CIGNA Healthcare. Mr. Beaulieu holds a B.A. in Government from Bates College.

NORD SAMUELSON Age 53 Title Chief Digital Officer

Mr. Samuelson has been our Chief Digital Officer since October 2017.  Mr. Samuelson previously served as Managing Director, Digital Community Lead for Alix Partners, LLP from 2011 through 2017. From 2010 to 2011, Mr. Samuelson served as Managing Partner of North Main LLC and Managing Director of The Palladium Group following its merger with North Main LLC. Prior to this, Mr. Samuelson served with 170 Systems as the Vice President of Business Development from 2003 to 2008, prior to which he was the Vice President of Professional Services. Mr. Samuelson previously held various roles with the Monitor Company. Mr. Samuelson holds a B.A. in Economics and Mathematics from Bowdoin College.

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EXECUTIVE OFFICERS

JONATHAN OLEFSON Age 42 Title Senior Vice President General Counsel and Secretary

Mr. Olefson is our Senior Vice President, General Counsel and Secretary, a position he has held since October 2013. Prior to joining us, Mr. Olefson spent nine years in senior legal and compliance roles at Cognizant Technology Solutions, most recently as Vice President and General Counsel (Corporate, M&A and Intellectual Property) from 2012 to 2013. Prior to this, he was an Associate at Fulbright & Jaworski, L.L.P. from 2000 to 2004. Mr. Olefson holds a J.D. from the George Washington University and a B.A. in Political Science from Emory University.

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COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This Compensation Discussion and Analysis, or CD&A, describes the compensation objectives, philosophy, process and principles underlying our decisions with respect to the compensation of our Named Executive Officers, or NEOs, as well as an analysis of the awards made to our Named Executive Officers for 2017.

This CD&A is intended to be read in conjunction with the tables and accompanying narrative disclosure included under the section entitled “Executive Compensation” below.

Our Named Executive Officers for fiscal year 2017 are:

Name	Title
J. Douglas Williams	Chief Executive Officer
Bradley Ferguson(1)	Senior Vice President and Chief Financial Officer
David Beaulieu	Senior Vice President and Chief Operating Officer
Nord Samuelson	Senior Vice President and Chief Digital Officer
Jonathan Olefson	Senior Vice President and General Counsel
Steven Senneff(2)	Former Senior Vice President and Chief Financial Officer
Adrienne Calderone(3)	Former Interim Chief Financial Officer
(1)	Mr. Ferguson was appointed as Senior Vice President and Chief Financial Officer effective November 6, 2017.
(2)	Mr. Senneff resigned as the Company’s Chief Financial Officer effective August 31, 2017.
(3)

Ms. Calderone served as our Interim Chief Financial Officer from September 1, 2017, to November 6, 2017. Upon the appointment of Mr. Ferguson, Ms. Calderone resumed her role as Vice President and Controller.

OVERVIEW OF EXECUTIVE COMPENSATION PROGRAM

Business

Overview.  We are a leading provider of payment accuracy and analytics-driven solutions that helps payers, other risk‑bearing healthcare organizations and retailers achieve their business objectives. Through a combination of analytics, technology and deep industry expertise, our solutions create insights that unlock value from the complex interactions between clients and their stakeholders. Cotiviti serves a majority of the top 25 U.S. healthcare payers and a majority of the top 10 U.S. retailers. Cotiviti’s passion for creating unique client value drives our focus – Analytics. Insight. Value.

Key Highlights of Our Performance.  In 2017, we generated net revenue of $678.7 million, a 9% increase over 2016 net revenue of $625.2 million. Our net income was $138.2 million, an increase of 183% compared to $48.9 million in 2016 (net income for 2017 was impacted by a $45.0 million net tax benefit related to the enactment of the Tax Cuts and Jobs Act). Our Non-GAAP Adjusted EBITDA was $267.9 million, compared to $239.7 million in 2016, a 12% increase. See Appendix A for the definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to the most directly comparable measure calculated in accordance with generally accepted accounting principles in the United States (“GAAP”).

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COMPENSATION DISCUSSION AND ANALYSIS

Objectives of Our 2017 Executive Compensation Program

Our executive compensation program is designed to attract, motivate and retain our executives guided by the following three objectives:

Objective	Description
Pay for Performance

A guiding principle of our compensation philosophy is that pay should be linked to performance, both through our performance-based cash incentive structure and our stock-based incentives. We emphasize alignment of our Company’s performance with our executives’ compensation to motivate our executives to achieve strong, sustainable financial and operational results.

Align Interests of Executives and Stockholders

We encourage a long-term commitment to Cotiviti and align the interests of our executives with those of our stockholders by providing a significant portion of total compensation that is tied to Company performance, particularly through our equity incentives.  In addition, we require retention of equity by our executive officers through our stock ownership guidelines.

Attract and Retain Talented Leadership	We seek to attract and retain talented leadership by providing total compensation that is competitive within our industry.

Pay for Performance

The guiding principles of our compensation philosophy are that pay should be linked to performance and that the interests of executives and stockholders should be aligned. Our compensation program is designed to provide significant performance-based compensation, as compared to fixed or guaranteed compensation. As a result, a substantial portion of our Named Executive Officers’ compensation is directly contingent on our operating results, and, through multi-year vesting and stock ownership guidelines, aligned with stockholder interests, as well as achievement of individual strategic objectives and priorities.

Aligning Interests of Our Executives and Stockholders

In addition to our focus on aligning pay with performance, our Compensation Committee has adopted compensation policies to align our executive officers' interests with those of Cotiviti and our stockholders.  These include:

Cotiviti Does		Cotiviti Does Not
	Align pay and performance	✕	Provide guaranteed annual bonuses
	Benchmark against companies similar to Cotiviti in revenues and market capitalization, industry, and business markets	✕	Permit hedging of our securities by any of our executives or any member of our Board of Directors
	Maintain an appropriate balance between short-term and long-term compensation which discourages short-term risk taking at the expense of long-term results	✕	Permit pledging of our securities by any of our executives or any member of our Board of Directors without approval
	Require significant executive stock ownership	✕	Grant discounted stock options or permit repricing or backdating of stock options
	Engage an independent compensation consultant	✕	Provide incentive plans that encourage excessive risk taking
	Conduct annual risk assessments of our compensation policies and practices	✕	Grant uncapped incentive award payments
	Provide change in control benefits under double-trigger circumstances only	✕	Provide perquisites or excise tax gross-ups

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COMPENSATION DISCUSSION AND ANALYSIS

Attract and Retain Talented Leadership

We operate in a marketplace characterized by significant competition for talented executives. Our executive compensation program is designed to enable us to attract, motivate, reward and retain the executive talent necessary to achieve both long-term and short-term corporate objectives and enhance stockholder value. We also aim to establish executive compensation levels that correlate directly to the Named Executive Officer’s level of responsibility, level of experience, performance, growth potential and the competitive market. Our compensation philosophy is to provide our Named Executive Officers with a total compensation package that is tied to and driven largely by our performance, rewards individual achievement and contribution, and is sufficiently competitive with the packages offered by similarly sized companies within our and related industries.

Components of Our 2017 Executive Compensation Program

The primary elements of our executive compensation program are set forth below. These elements are designed to achieve the objectives of the program as described further below, with the components reflecting that the majority of the 2017 compensation of each NEO is variable and subject to the achievement of performance goals and/or stock price appreciation.

Element	Description	Reward Performance	Attract and Retain	Align with Stockholders
Base Salary	Fixed cash compensation.		
Annual Variable Cash Incentive Awards	Performance-based cash incentives reward achievement of Company performance goals and individual objectives			
Stock Options	Rewards Company stock price appreciation; long-term equity awards, generally with four-year graduated vesting			
Restricted Stock Units	Long-term equity award, generally with four-year graduated vesting			
Health, Welfare & Retirement Plans	401(k) Savings Plan Employee Stock Purchase Plan Health and Welfare Programs		  	
Stock Ownership Guidelines, Anti-Hedging Policy, Anti-Pledging Policy	Compensation risk mitigating factors			

Our Compensation Committee determines the target amount of each element and aggregate compensation for our Named Executive Officers, considering competitive market data, individual performance, and the scope of their specific responsibilities. Similarly, in determining the target compensation for our Chief Executive Officer, the Compensation Committee considers competitive market data and individual performance. The Compensation Committee believes a significant portion of the Named Executive Officers’ compensation should be focused on driving corporate performance and stockholder value. As a result, a large portion of our Named Executive Officers’ compensation is in the form of stock options and restricted stock units, or “RSUs.” Stock options will only deliver value to our Named Executive Officers if the Company performs well and stockholder value increases after the grant date.

The Compensation Committee views the components of compensation as related, but distinct, and therefore regularly reevaluates the appropriate mix of elements, including the appropriate targets for incentive awards. The Compensation Committee also relies on the independent expertise compiled from the general knowledge, experience and good judgment of its members. The Compensation Committee has also retained an independent compensation consultant, Aon, and takes into consideration the information provided by the compensation consultant.

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COMPENSATION DISCUSSION AND ANALYSIS

Base Salary

Base salary provides a fixed base level of compensation for our executives for the services they render during the year. Base salary is essential to allow us to compete in the employment marketplace for talent and is an important component of total compensation for the Named Executive Officers. Base salary initially was determined for each Named Executive Officer based on the abilities, qualifications, accomplishments and prior work experience of the Named Executive Officer, as well as the market compensation comparable for the position. Increases, if any, to base salary are based generally upon an assessment of overall individual performance, competitive practices and the Company’s performance.

Annual Variable Performance-Based Cash Incentive Awards

Annual variable performance-based cash incentive awards are designed to encourage the achievement of various pre-determined Company financial and operating performance goals. For fiscal 2017, Adjusted EBITDA was our primary measure of performance for cash incentive awards, with challenging targets based on our growth-focused annual operating and strategic plans. The Compensation Committee utilizes this measure because it believes that it is a leading indicator for our overall operating performance and is frequently used by securities analysts, investors and other interested parties as a supplemental measure of financial performance within our industry, providing insight into our business and our results of operations and facilitating period-to-period comparisons of our operating performance as well as comparisons to our peers and competitors. The Compensation Committee also believes that Adjusted EBITDA is an appropriate measure because our Named Executive Officers have a direct line of sight into this measure and it has a strong correlation with stockholder value.

Long-Term Equity Awards

Equity awards are a significant component of our Named Executive Officer compensation. The Compensation Committee annually grants equity (in the form of RSUs and stock options in 2017) to our Named Executive Officers, since it believes this element of our compensation program directly aligns their interests with the long-term interests of our stockholders and provides our Named Executive Officers with the opportunity to develop a meaningful ownership stake in the Company. Equity-based awards also provide the Company with the flexibility to motivate, attract and retain the services of employees upon whose judgment, integrity and expertise the successful conduct of our business is largely dependent. We believe that equity awards provide long-term incentives to our Named Executive Officers because they generally vest over a four-year period, encouraging a long-term outlook, and because the value of the award is aligned with our stock price, tying the Named Executive Officers’ financial interests to those of our stockholders. The Compensation Committee also believes that linking the personal financial interests of our Named Executive Officers to the Company’s long-term performance discourages excessive risk-taking and supports sustainable stockholder and client value creation.

The Compensation Committee also may make special grants of equity awards during the year in the case of the hiring or promotion of persons who are executive officers, or in other situations not involving annual grants. In 2017, Mr. Samuelson and Mr. Ferguson received equity grants in connection with their hiring, in each case on the first day of the month following his hiring date.

The number of shares subject to stock options or RSUs granted by the Compensation Committee to our executives in a given year is based on, among other things, overall Company performance, the number of shares available for awards under the Company’s equity plan, the value of the proposed award, the amount of options and/or RSUs awarded in prior years, total compensation and consideration of the competitive market practice for the respective position level and experience. The ultimate objectives are to motivate, reward and retain Named Executive Officers while maintaining judicious and efficient use of equity, being mindful of dilution and preserving stockholder value.

The exercise price of all stock options granted by the Compensation Committee, including grants by our Chief Executive Officer pursuant to delegated authority, may not be less than 100% of the fair market value (as determined under the applicable Plan) of the common stock on the date of the grant, which is defined in the Cotiviti Holdings, Inc. 2016 Equity Incentive Plan (the “2016 Plan”) as the closing price of our stock on the NYSE on the date of the grant or, if the grant date is not a trading day, the closing price on the most recent trading date preceding the grant date. Stock options generally are subject to a four-year vesting schedule and a ten-year term. RSUs generally are also subject to a four-year vesting schedule.

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PHILOSOPHY AND OBJECTIVES

The primary objectives of the Compensation Committee with respect to executive compensation are to:

•	align the interests of our executives with our stockholders by rewarding performance that is designed to create stockholder value;
•	promote a pay-for-performance culture by requiring achievement of both corporate financial goals and business and individual strategic objectives as prerequisites to payouts;
•	attract, retain and motivate experienced and talented executives;
•	ensure executive compensation is aligned with our corporate strategies, development programs, and business objectives;
•	foster a shared commitment among executives by aligning their performance with our corporate objectives; and
•	deliver competitive compensation to executives with the opportunity for above median market pay for superior corporate and individual performance.

To achieve these objectives, the Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels that are appropriate based on each executive's level of experience, performance, growth potential and responsibility. The Compensation Committee also seeks to establish compensation packages that are competitive with other companies that compete with us for executive talent, taking into consideration, and striving to align with, the median of our competitive market when making pay decisions for the Named Executive Officers. In addition, our executive compensation program ties a significant portion of each executive's overall compensation to the achievement of key corporate objectives, which reinforces a pay-for-performance culture within our Company. We believe our mix of equity (stock options and RSUs) helps us retain our executives and allows our executives to participate in the longer term success of Cotiviti as reflected in potential appreciation of our stock price, thereby aligning our executives' interests with those of our stockholders. The Compensation Committee evaluates, on an ongoing basis, the types of equity and other long-term incentive vehicles that might best serve the objectives of our executive compensation program and continues to seek opportunities to align our compensation programs with the creation of stockholder value.

The Compensation Committee continuously considers the status of the Company’s business and the related design of the executive compensation program and the selection of performance metrics. The Compensation Committee designed the current executive compensation program to focus our executives on achieving the Company’s current goals of growth and strategic expansion. The Compensation Committee will continue, on an ongoing basis, to assess the fit of the program with the state of the Company’s business.

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COMPENSATION DISCUSSION AND ANALYSIS

2017 NAMED EXECUTIVE OFFICER PAY MIX

The following graphics provide an illustration of the Compensation Committee's allocation of 2017 target total direct compensation for our Chief Executive Officer and for the average of our other NEOs (excluding Mr. Senneff and Ms. Calderone) between base salary and variable pay, consisting of annual performance-based cash incentive compensation, and long-term equity in the form of options and RSUs under the 2016 Plan. A sizeable majority of total direct compensation is variable, at-risk pay, consistent with our pay-for-performance philosophy. Specifically, in 2017, 86% of the target total direct compensation of our Chief Executive Officer was at risk, and 74% of target total direct compensation of our other NEOs, on average, was at risk. We consider pay to be "at risk" if it is subject to performance-based payment or time-based vesting conditions, or has a value dependent upon our stock price.

PROCESS FOR DETERMINING NAMED EXECUTIVE OFFICER COMPENSATION IN 2017

Role of the Compensation Committee

Our Compensation Committee is responsible for establishing and overseeing our policies governing the compensation of our executive officers and monitoring our compensation policies and programs to ensure that they are aligned with our business strategy and our stockholders’ interests. Specifically, our Compensation Committee is responsible for:

•	reviewing and approving the company’s goals and objectives relevant to the compensation of the Chief Executive Officer and our other executive officers;
•	reviewing and approving any employment or other compensatory agreements of our Chief Executive Officer and our other executive officers;
•	reviewing and approving annual incentive awards to our Chief Executive Officer and our other executive officers; and
•	reviewing and approving equity-based compensation plans and grants of equity awards under such plans and the Board-approved policies or guidelines applicable to them.

The Compensation Committee meets on a regular basis to review and approve executive compensation programs and, if necessary, recommend to the Board of Directors approval of any modifications to or new plans, programs or policies. In establishing our compensation policies and setting compensation for our Chief Executive Officer and other Named Executive Officers, the Compensation Committee analyzes factors such as Company performance, individual performance, strategic

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COMPENSATION DISCUSSION AND ANALYSIS

goals and competitive market data. The Compensation Committee approves compensation decisions for all executive officers. An independent compensation consultant assists the Compensation Committee by providing advice, information, and an objective opinion.

Role of the Compensation Consultant

The Compensation Committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. The Compensation Committee has retained Aon as its independent compensation advisor. Aon provides an objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our business and compensation objectives. During 2017, Aon regularly participated in Compensation Committee meetings and advised the Compensation Committee with respect to compensation trends and best practices including comparative data on executive compensation practices in our industry, incentive plan design, competitive pay levels and individual pay decisions with respect to our Named Executive Officers and other executive officers.

Aon also makes suggestions for changes to our executive compensation practices based on its industry knowledge and the data it provides to us, as well as compensation trends in our industry. Although the Compensation Committee considers the advice and recommendations from Aon when reviewing the executive compensation program, the Compensation Committee ultimately makes its own independent decisions about these compensation matters.

The Compensation Committee reviewed all factors relevant to the independence of Aon, including:

•	the provision of services to the Company by Aon other than those requested by the Compensation Committee;
•	the amount of fees received by Aon as a percentage of Aon’s total revenue;
•	the policies and procedures adopted by Aon that are designed to prevent conflicts of interest;
•	any business or personal relationship between a consultant and a member of the Compensation Committee;
•	any Cotiviti stock owned by a consultant; and
•	any business or personal relationship between a consultant and an executive officer of the Company.

As a result of this evaluation, and a certification from Aon regarding its consultants’ independence, the Compensation Committee has determined that Aon is independent and no conflicts of interest exist.

Role of Our Chief Executive Officer

Our Compensation Committee regularly meets with our Chief Executive Officer to receive his input and recommendations regarding the compensation of our Named Executive Officers other than the Chief Executive Officer. In particular, the Chief Executive Officer provides recommendations to the Compensation Committee regarding adjustments to annual base salaries, annual cash incentive compensation amounts and long-term equity incentive awards for the Named Executive Officers other than himself. Our Chief Executive Officer supports his recommendations by taking into account each executive's performance in the past year, including the executive's individual contributions towards achieving our corporate objectives, as well as market data that is provided to us by our compensation consultant. Based on these recommendations, the Compensation Committee reviews and approves overall compensation packages for all Named Executive Officers. In doing so, the Compensation Committee meets with our independent compensation consultant in executive session without management present. Our Chief Executive Officer does not have any control over setting the amount or mix of his compensation and is not present when either the Compensation Committee or full Board discusses his compensation.

Leadership Development and Transitions

Our leadership team has extensive expertise in the payment accuracy market and a proven track record in adapting to client needs and developing innovative analytical solutions to drive growth and profitability. During 2017, we enhanced the abilities

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COMPENSATION DISCUSSION AND ANALYSIS

and expertise of our existing leadership team with the addition of a  Chief Digital Officer role and a transition in our Chief Financial Officer position. We believe these changes establish a leadership team that will continue to address the needs of our clients in an increasingly complex environment while driving the growth of our business.

Nord Samuelson joined the Company as our Chief Digital Officer, bringing us his experience in building out digital capabilities to lead development and strategy for our enterprise data platform, advanced analytics and other capabilities in collaboration with leaders across the Company.

Bradley Ferguson joined us as our new Chief Financial Officer in 2017 following the resignation of Steven Senneff, our former Chief Financial Officer. Adrienne Calderone, who served as our Interim Chief Financial Officer during the transition period, remains with the Company as our Vice President and Controller.

Compensation Peer Group and Peer Selection Process

In designing our executive compensation program, our Compensation Committee considers publicly available compensation data for U.S. companies in the healthcare and technology industries and compensation survey data to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Aon provided information derived from proxy statements from peer companies that included a mix of healthcare and technology companies, as well as certain companies in the financial services industry, to establish competitive market compensation levels within our industry and inform our compensation decisions. Our Compensation Committee, with input from our compensation consultant, established a peer group reflective of our Company's business, industry and stage of development to make compensation decisions for 2017. Relative to this peer group, our annual revenues and market capitalization are in line with the median (median revenues: $820 million as of 12/31/2016; median market capitalization: $4.2 billion as of August 2017). Our 2017 peer group consisted of the following companies:

athenahealth, Inc.	IMS Health Holdings, Inc.
CoStar Group Inc.	Inovalon Holdings, Inc.
Dun & Bradstreet Corp.	Medidata Solutions, Inc.
Evolent Health, Inc.	Morningstar Inc.
Exlservice Holdings, Inc.	MSCI Inc.
FactSet Research Systems Inc.	NeuStar, Inc.
Fair Isaac Corporation	Quality Systems Inc.
Gartner Inc.	The Advisory Board Company
HMS Holdings Corp.	Verisk Analytics, Inc.
IHS Inc.

Our peer group is subject to change, and we expect that our Compensation Committee will periodically review and update the list.

In addition to providing market data from this select peer group, competitive market data from Radford’s Global Technology Survey was also provided to the Compensation Committee (Radford is an affiliate of Aon). This survey data reflected competitive pay information for a broad range of companies participating in the Radford survey with annual revenues between $500 million and $1 billion.

Employment Agreements

We have determined that our Company’s and our stockholders’ interests are best served by entering into employment agreements with our Named Executive Officers. These agreements are the result of arms’ length negotiations between the Compensation Committee, the Company, the Chief Executive Officer and other Named Executive Officers, and all are approved by the Compensation Committee. We believe that these employment arrangements benefit us and our stockholders by permitting us to attract and retain Named Executive Officers with demonstrated leadership abilities and to secure their services over an extended period of time. In addition, the employment arrangements align executive officer interests with the long-term interests of the Company and serve our recruitment and retention goals by providing executive officers with security based on the knowledge that they will have certain amounts of protection if they are terminated, while

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COMPENSATION DISCUSSION AND ANALYSIS

at the same time providing the Company with significant protections regarding non-competition, non-solicitation of business and employees, and confidential business information.

Each of our Named Executive Officers, other than Ms. Calderone, was a party to an employment agreement during fiscal 2017, which set forth the executive’s initial base salary and annual cash incentive opportunity. Mr. Senneff was also a party to an employment agreement with the Company, which terminated upon his resignation in 2017. See the “Executive Compensation—Employment Agreements and Potential Payments upon Certain Events” section of this Proxy Statement for more information on the terms of the employment agreements and what Mr. Senneff received upon his resignation.

2017 COMPENSATION DECISIONS

Base Salary

The Compensation Committee met in January of 2017 to review base salaries of Named Executive Officers, and approved the following base salaries:

Named Executive Officer	Base Salary
J. Douglas Williams	$678,400
Steven Senneff	$435,000
Adrienne Calderone	$265,901
David Beaulieu	$435,000
Jonathan Olefson	$375,000

Messrs. Samuelson and Ferguson joined Cotiviti in October and November of 2017, respectively, and their base salaries were established in their employment agreements. Mr. Samuelson’s base salary was set at $400,000 and Mr. Ferguson’s base salary was set at $435,000. Adjustments to the base salary of each of our other Named Executive Officers (other than Ms. Calderone) were made based on the Chief Executive Officer’s review of each incumbent’s impact and contribution to strategic and operational results, as well as the results of the competitive market assessment. Adjustments were made ensuring that incumbent target total compensation was within the range of the median of the competitive data. Compensation decisions related to Ms. Calderone’s service as our Interim Chief Financial Officer for the two month period prior to Mr. Ferguson’s joining the Company are discussed below. See “Executive Compensation—Compensation Tables—2017 Summary Compensation Table” below for the 2016 base salaries of Messrs. Williams, Senneff and Beaulieu, each of whom was a Named Executive Officer in 2016.

Annual Variable Performance-Based Cash Incentive Awards

The principal objective of our performance-based cash incentives is to motivate and reward our Named Executive Officers for performance in achieving our business objectives. We have adopted two performance-based cash incentive plans: our Senior Leadership Incentive Plan, or SLIP, in which our executive officers participate, and our Management Incentive Plan, or MIP, in which managers and executives who are not eligible for SLIP participate.

Senior Leadership Incentive Plan. We have adopted a Senior Leadership Incentive Plan, or “SLIP,” the purpose of which is to promote the interests of the Company and its stockholders by motivating superior performance by our executive officers and other key personnel by providing annual bonus opportunities based upon corporate and individual performance as established by the Compensation Committee. Currently only our executive officers are eligible to participate in the SLIP. Other key individual employees may be designated by the Compensation Committee as eligible to participate.  Each of our NEOs participates in the SLIP, other than Ms. Calderone who participates in our Management Incentive Plan (discussed below).

Performance criteria are determined by the Compensation Committee, which may include one or any combination of certain measures enumerated in the SLIP, including Adjusted EBITDA, net earnings or revenues, operating income or profit, stock price, the completion of corporate transactions or other measurable achievements in quality and operation or compliance initiatives, as well as such other measures as the Compensation Committee determines to be appropriate. For 2017, Adjusted EBITDA was established by the Compensation Committee as the primary performance criterion. The Compensation Committee also sets the levels of achievement, or performance goals, relating to the performance criteria

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COMPENSATION DISCUSSION AND ANALYSIS

selected by the Compensation Committee, which set 2017 targets based on our growth-focused annual operating and strategic plans. The Compensation Committee may make adjustments as it deems appropriate due to acquisitions, dispositions, extraordinary events and other unusual, infrequent or non-recurring events or items beyond management’s control.

Awards under the SLIP are generally made in cash; however, the Compensation Committee has discretion to provide that all or a portion be awarded as equity-based compensation granted under the 2016 Plan. A participant must be employed at the time the award is paid. If the participant’s employment with us is terminated for any reason prior to payment, the award is forfeited unless otherwise provided by the Compensation Committee or the participant’s employment agreement, if any.

Management Incentive Plan. We have also adopted a variable cash compensation plan, the Management Incentive Plan, or “MIP,” which is generally available to managers, including executives who do not participate in the SLIP. Like the SLIP, the MIP, which is administered by the Compensation Committee, is aligned with the interests of the Company and its stockholders because it is intended to reward success as measured against Company and individual performance goals. None of our Named Executive Officers other than Ms. Calderone participates in the MIP.

The Compensation Committee establishes the performance goals and the size of the award pool under the MIP. Similar to the SLIP, performance criteria may include one or any combination of certain measures including Adjusted EBITDA, net earnings or revenues, operating income or profit, stock price, the completion of corporate transactions or other measurable achievements in quality and operation or compliance initiatives, as well as such other measures as the Compensation Committee determines to be appropriate. Our Chief Human Resources Officer determines who will participate in the MIP, participant target awards based on a percentage of base salary and component weightings. A participant must be employed at the time the award is paid. If the participant’s employment with us is terminated for any reason prior to payment, the award is forfeited, except that in the event of a termination due to death, under an approved separation program, or for another reason determined by the Company at its discretion, in which case the participant may remain eligible to be considered for a pro-rated award.

2017 Performance-Based Cash Incentive Awards. For 2017, SLIP funding was based upon attainment of an annual Adjusted EBITDA target while funding under the MIP was based on a mix of Adjusted EBITDA and net revenue performance metrics.  The initial funding amount under each of the SLIP and MIP was then multiplied by an individual performance factor for each NEO that takes into account factors such as contribution to strategic projects and leadership. For the SLIP, this modifier ranges from 0% to 120% of the earned payout amount, so the performance-based result may be decreased significantly (to $0), or increased modestly (by no more than 20%);  with respect to Ms. Calderone only, who participates in the MIP, the modifier can range from 0% to 150%.

The SLIP and MIP provided for annual incentive payments upon achieving a target Adjusted EBITDA of $269.5 million and/or, with respect to the MIP only, target net revenue of $695.0 million, with threshold, target and maximum potential payout opportunities established for each NEO for comparable threshold, target and maximum Adjusted EBITDA (and/or net revenue, as applicable) attained. Adjusted EBITDA falling below the threshold performance level of 90% of target Adjusted EBITDA would result in no payout under the SLIP.  For the calculation of Adjusted EBITDA and a reconciliation to the most directly comparable GAAP measure, see Appendix A to this Proxy Statement.

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COMPENSATION DISCUSSION AND ANALYSIS

The 2017 variable performance-based cash incentive program opportunity for each Named Executive Officer was as follows:

	Target Annual
	Incentive	Threshold	Maximum
	Opportunity	Payout	Payout	Individual
	(% of Base	(% of Target	(% of Target	Performance
Name	Salary)	Opportunity)(1)	Opportunity)	Modifier
J. Douglas Williams	100	25	200	0% - 120%
Bradley Ferguson	70	25	200	0% - 120%
David Beaulieu	70	25	200	0% - 120%
Nord Samuelson	70	25	200	0% - 120%
Jonathan Olefson	60	25	200	0% - 120%
Steven Senneff(2)	70	25	200	0% - 120%
Adrienne Calderone(3)	35	25	150	0% - 150%

(1)

With respect to each NEO participating in the SLIP, assumes achievement of threshold Adjusted EBITDA. Under the SLIP, Adjusted EBITDA falling below the threshold performance level would have resulted in a threshold payout of 0% of target opportunity and no payout would be made.

(2)	Mr. Senneff was not eligible to receive a payment under the SLIP for 2017 due to his resignation during 2017.
(3)	Ms. Calderone participates in the MIP; each of our other Named Executive Officers participates in the SLIP.

For purposes of the 2017 SLIP awards that were made to our Named Executive Officers, the Compensation Committee considered actual Adjusted EBITDA achieved for 2017 of $267.9 million, which was slightly below target Adjusted EBITDA of $269.5 million. In light of the shortfall from target Adjusted EBITDA, the Compensation Committee also reviewed and considered overall Company financial results, including net earnings and revenues (including the effect of one-time events), our Common Stock price and performance since our IPO and other Company performance factors, as well as achievement of annual operating and strategic plans. Based on its review of the Company’s financial results and performance, and taking into account the levels of responsibility within the Company of the personnel participating in the SLIP, the Compensation Committee applied negative discretion and set a Company funding factor of 70% with respect to the SLIP.

For purposes of the 2017 MIP award that was made to Ms. Calderone, the program functions in the same way as the SLIP, except that in addition to the Adjusted EBITDA target of $269.5 million, net revenue was also a metric to determine funding under the MIP. In 2017, the Company generated net revenue of $678.7 million, below the target net revenue of $695.0 million. Following a similar process as was done for the SLIP, the Compensation Committee approved a Company funding factor of 82% with respect to the MIP.

The Company funding factor, as adjusted by both the target annual incentive and individual performance modifiers established for each Named Executive Officer, then determined the final amounts paid to each Named Executive Officer (calculated in each case as a percentage of their respective base salaries). The following table provides the payouts for each Named Executive Officer for 2017:

		Target		Company	Individual
		Annual		Funding	Performance		Incentive
		Incentive	Target	Factor	Modifier		Payout
Name	Base Salary	(% of Base)	Award	(%)	(%)	Payout	(% of Base)
J. Douglas Williams	$678,400	100	$678,400	70	100	$474,880	70
Bradley Ferguson(1)	$435,000	70	NA	NA	NA	NA	NA
David Beaulieu	$435,000	70	$304,500	70	100	$213,150	49
Nord Samuelson(2)	$400,000	70	$53,699	70	120	$37,692	9
Jonathan Olefson	$375,000	60	$225,000	70	100	$157,500	42
Steven Senneff(3)	$435,000	70	$304,500	70	NA	NA	NA
Adrienne Calderone(4)	$264,720	35	$92,652	82	125	$95,120	36

(1)	Mr. Ferguson was not eligible to participate in the Senior Leadership Incentive Plan in 2017 as a part of his employment arrangement.
(2)	Mr. Samuelson's 2017 incentive payment was prorated from his hire date of October 23, 2017.
(3)	Mr. Senneff was not eligible to receive a payment under the SLIP for 2017 due to his resignation during 2017.

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COMPENSATION DISCUSSION AND ANALYSIS

(4)	Ms. Calderone participates in the MIP; each of our other Named Executive Officers participates in the SLIP.

2017 Long-Term Equity Incentives – Annual Grant

As described above, the Compensation Committee intends for long-term equity-based compensation to reward executive officers based on our performance, as reflected by the market price of our stock, to foster a long-term link between executive officers’ interests and the interests of our stockholders, as well as to attract, motivate and retain executive officers for the long-term. The portion of executive officer compensation that is composed of these equity vehicles is “at risk” and directly aligned with stockholder value creation. For the 2017 long-term equity incentive grants to our Named Executive Officers, the Compensation Committee used a mix of stock options and RSUs as set out under “Executive Compensation—Compensation Tables—2017 Grants of Plan-Based Awards Table” below.

The Compensation Committee utilizes options to focus executive officers on stock price appreciation and RSUs to encourage a culture of ownership and retention while immediately aligning executive officers’ interests with those of our stockholders.

2017 Long-Term Incentive Award Values – Annual Grant

In connection with determinations of the appropriate level of annual equity grants for 2017, the Compensation Committee took into account the factors outlined above as well as information regarding the peer group. The following table sets forth the 2017 annual award values approved by the Compensation Committee for the NEOs. The dollar amount allocated to each Named Executive Officer’s award was split among stock options (75%) and RSUs (25%) (except as noted with respect to Ms. Calderone and Mr. Senneff). The dollar amount allocated to stock options was then converted to a number of shares of Common Stock using the Black-Scholes-Merton valuation method as of the grant date. The dollar amount allocated to RSUs was converted to a number of shares of Common Stock using the fair market value on the grant date, which is equal to the closing price of our Common Stock on the NYSE on the grant date of $34.39 per share.

	Stock	Stock
	Options	Options	RSUs	RSUs
Name	(#)	($)	(#)	($)
J. Douglas Williams	146,555	$2,117,720	24,426	$840,010
David Beaulieu	43,618	$630,280	7,270	$250,015
Jonathan Olefson	20,937	$302,540	3,489	$119,987
Steven Senneff(1)	43,618	$630,280	14,539	$499,996
Adrienne Calderone(2)	1,022	$14,768	1,022	$35,147

(1)

Mr. Senneff's award consisted of 60% stock options and 40% RSUs. As a result of his resignation, Mr. Senneff forfeited all of his unvested equity compensation, including his 2017 equity award, no part of which had vested as of the date of his resignation.

(2)

Ms. Calderone’s award consisted of 33% stock options and 67% RSUs. In addition to the annual grant, in recognition of her service as Interim Chief Executive Officer, Ms. Calderone received awards on September 1, 2017, of 3,494 stock options with a grant date fair market value of $52,026 and 3,494 RSUs with a grant date fair market value of $125,015. See “Executive Compensation—Compensation Tables—2017 Summary Compensation Table” and the related footnotes below for more information.

Messrs. Ferguson and Samuelson did not receive annual equity grants for 2017 because they were not employed with the Company at that time. Each received an equity grant in conjunction with his hiring: Mr. Ferguson received 15,417 RSUs with a fair market value of $499,973 based on the closing price of our Common Stock on the NYSE of $32.43 on December 1, 2017, the grant date,  which vest with continued service in full on the third anniversary of the December 1, 2017, grant date; and Mr. Samuelson received 92,052 RSUs with a grant date fair value of $2,999,975 based on the closing price of our Common Stock on the NYSE of $32.59 on November 1, 2017, the grant date, which vest with continued service as to 25% of the shares over a 4-year period on each anniversary of the November 1, 2017, grant date. For additional information regarding each of Mr. Ferguson’s and Mr. Samuelson’s employment arrangements, see below under “Executive Compensation—Employment Agreements and Potential Payouts Upon Certain Events—Employment Agreements.”

For the 2017 long-term equity incentive grants to our Named Executive Officers, see “Executive Compensation—Compensation Tables—2017 Grants of Plan-Based Awards Table” below.

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COMPENSATION DISCUSSION AND ANALYSIS

Perquisites

We do not provide any perquisites to our Named Executive Officers.

Health and Insurance Plans

Our Named Executive Officers are entitled to participate in our health, vision, dental, paid time off, life and disability plans to the same degree that our other employees are entitled to participate in those plans.

Retirement Benefits

Eligible employees, including our Named Executive Officers, are entitled to participate in our 401(k) Plan, which is a tax-qualified retirement plan available to all of our U.S. employees. The intent of this plan is to provide all employees with a tax-advantaged savings opportunity for retirement. We sponsor this plan to help employees at all levels save and accumulate assets for use during their retirement. Eligible pay under this plan is capped at Internal Revenue Code annual limits. The Company provides a match up to a total of $8,100 per year per employee. See the “All Other Compensation” column in the table under “Executive Compensation—Compensation Tables—2017 Summary Compensation Table” below for the amounts received by our Named Executive Officers.

Employee Stock Purchase Plan

Eligible employees may participate in our Employee Stock Purchase Plan, or “ESPP,” which is a Company-wide employee stock purchase plan. The intent of the ESPP is to assist our employees in acquiring a stock ownership interest in the Company. Our Named Executive Officers are entitled to participate in the ESPP to the same degree that our other employees are entitled to participate.

Risk Considerations in Our Compensation Program

Our Compensation Committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across our Company. Based on its most recent review, our management has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee, along with its independent compensation consultant, reviewed the risk assessment and concurred with that conclusion. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks.

We believe that our current business process and planning cycle fosters the following behaviors and controls that mitigate the potential for adverse risk caused by the actions of our executives:

•

annual establishment of corporate and individual objectives for our performance-based cash bonus programs for our executive officers that are designed to be consistent with our annual operating and strategic plans,  achieve proper risk/reward balance, discourage excessive risk taking and have meaningful risk mitigators;

•

the mix among fixed and variable, annual and long-term and cash and equity compensation is designed to encourage strategies and actions that balance the short-term and long-term best interests of the Company and its stockholders;

•	equity awards to our executives generally vest over multiple years, which we believe encourages a long-term view of our business; and
•	the process followed for determining compensation is designed in such a way that no one person has the ability to unduly influence an individual pay program design or pay level.

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COMPENSATION DISCUSSION AND ANALYSIS

ADDITIONAL COMPENSATION POLICIES AND PRACTICES

Stock Retention and Ownership Guidelines

Effective in January 2018, our Board of Directors adopted stock retention and ownership guidelines applicable to our executive officers and directors. Under these guidelines, the covered persons are required to acquire shares of our common stock or other equity rights equal in value to six times (6x) annual base salary in the case of our Chief Executive Officer, three times (3x) annual base salary in the case of our senior leadership team, which includes our Named Executive Officers other than Ms. Calderone, and 5 times (5x) the annual cash retainer in the case of non-employee directors (other than directors who are affiliated with Advent). The covered Named Executive Officers are expected to hold 50% of all equity granted, net of taxes, after January 1, 2018, until the guideline is met. The covered directors will have 5 years to achieve the required level of ownership set forth under the guidelines.

Anti-Hedging and Anti-Pledging Policy

Our executive officers and directors are prohibited from entering into any transaction designed to hedge or have the effect of hedging or offsetting any decrease in the price of our securities. In addition, our executive officers and directors generally are prohibited from holding Company securities in margin accounts or pledging Company securities as collateral for a loan and any pledging transaction would require pre-approval from our General Counsel.

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REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate to the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2017.

Submitted by the Compensation Committee:

Kenneth Goulet, Chair

John Maldonado

David Swift

R. Halsey Wise

The Compensation Committee report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Compensation Committee report by reference therein.

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EXECUTIVE COMPENSATION

COMPENSATION TABLES

2017 Summary Compensation Table

The following table summarizes compensation paid to or accrued on behalf of the Named Executive Officers for the year ended December 31, 2017:

									Non-Equity
					Stock		Option		Incentive Plan	All Other
Name and principal position	Year	Salary(1)		Bonus	Awards(2)		Awards(3)		Compensation(4)	Compensation(5)	Total
J. Douglas Williams	2017	$673,969		$—	$840,010		$2,117,720		$474,880	$8,100	$4,114,679
Chief Executive Officer	2016	$640,000		$—	$243,390		$716,335		$987,878	$22,691	$2,610,294
	2015	$630,587		$—	$—		$5,642,504		$861,000	$22,360	$7,156,451
Bradley Ferguson	2017	$50,192	(6)	$—	$499,973		$—		$—	$—	$550,165
Senior Vice President and
Chief Financial Officer
Steven Senneff	2017	$328,260		$—	$499,996	(7)	$630,280	(7)	$—	$8,100	$1,466,636
Former Senior Vice President	2016	$400,000		$—	$72,447		$213,195		$432,197	$7,950	$1,125,789
and Chief Financial Officer	2015	$400,000		$—	$—		$—		$397,000	$7,950	$804,950
Adrienne Calderone(8)	2017	$264,720		$135,000	$160,162		$66,794		$95,120	$7,942	$729,738
Former Interim Chief Financial
Officer
David Beaulieu	2017	$430,962		$—	$250,015		$630,280		$213,150	$8,100	$1,532,507
Senior Vice President and	2016	$400,000		$—	$36,290		$106,602		$432,197	$17,940	$993,029
Chief Operations Officer	2015	$393,621		$—	$—		$—		$397,000	$17,716	$808,337
Nord Samuelson	2017	$61,538	(9)	$—	$2,999,975		$—		$37,692	$—	$3,099,205
Senior Vice President and
Chief Digital Officer
Jonathan Olefson	2017	$368,654		$—	$119,987		$302,540		$157,500	$8,100	$956,781
Senior Vice President and
General Counsel

(1)

As a result of salary adjustments that took effect in February 2017, the actual salary paid in 2017 differs moderately from the annual base salary established for each of Messrs. Williams, Beaulieu and Olefson as shown above in "Compensation Discussion and Analysis—2017 Compensation Decisions—Base Salary."

(2)

Represents the aggregate grant date fair value of the restricted stock unit awards, which is equal to the closing price of our Common Stock on the date of grant,  computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”).

(3)

Represents the aggregate grant date fair value of the option awards, computed in accordance with ASC 718. The fair value of each stock option award is estimated on the date of grant using a Black-Scholes-Merton option pricing model. The expected term of the option represents the period the stock-based awards are expected to be outstanding. We use the simplified method under the provisions of ASC 718 for estimating the expected term of the options. Since our Common Stock was not publicly traded until May 2016 and was rarely traded privately, at the time of each grant, there was insufficient volatility data available. Accordingly, we calculate expected volatility using comparable peer companies with publicly traded shares over a term similar to the expected term of the options issued. We do not intend to pay dividends on our Common Stock, therefore, the dividend yield percentage is zero. The risk-free interest rate is based on the U.S. Treasury constant maturity interest rate whose term is consistent with the expected life of our stock options.

We used the following weighted average assumptions to estimate the fair value of stock options granted for the periods presented as follows:

	Year Ended December 31
	2017	2016	2015
Expected term (years)	6.25	6.25	6.25
Expected volatility	40%	50%	50%
Expected dividend yield	—%	—%	—%
Weighted average risk-free interest rate	1.93%	1.36%	1.70%
Weighted average grant date fair value	$14.57	$9.53	$7.77
(4)

Represents annual performance-based cash bonuses paid.  For a discussion of 2017 awards, see "Compensation Discussion and Analysis—2017 Compensation Decisions—Annual Variable Performance-Based Cash Incentive Awards."

(5)

Represents contributions to employee 401(k) plan and amounts paid pursuant to a profit-sharing employee incentive plan terminated in 2016. In 2017, all amounts relate solely to Company contributions to the Named Executive Officer’s 401(k) plan.

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EXECUTIVE COMPENSATION

(6)

Represents the portion of Mr. Ferguson's annual base salary paid for his service as our Chief Finanical Officer from November 6, 2017, through December 31, 2017. Mr. Ferguson's annual base salary is $435,000.

(7)	Upon Mr. Senneff's resignation on August 31, 2017, Mr. Senneff forfeited all unvested stock option and RSU awards, including all of those awarded on February 1, 2017.
(8)

Represents Ms. Calderone's full-year 2017 compensation. Ms. Calderone served as our Interim Chief Financial Officer from September 1, 2017, to November 6, 2017. In recognition of her service as our Interim Chief Financial Officer, Ms. Calderone received (i) $135,000 in cash plus (ii) equity awards of  $52,026 in stock options and $125,015 in RSUs, which vest in equal increments over four years.

(9)

Represents the portion of Mr. Samuelson's annual base salary paid for his service as our Chief Digital Officer from October 23, 2017, through December 31, 2017. Mr. Samuelson's annual base salary is $400,000.

2017 Grants of Plan-Based Awards Table

The following table summarizes awards granted to each of our Named Executive Officers during the year ended December 31, 2017:

					All Other	All Other Option		Grant Date
					Stock Awards:	Awards: Number	Exercise or	Fair Value of
		Estimated Possible Payouts Under			Number of	of Securities	Base Price	Stock and
		Non-Equity Incentive Plan Awards(1)			Shares of	Underlying	of Option	Option
		Threshold	Target	Maximum	Stock or Units	Options	Awards	Awards
Name and principal position	Grant Date	($)	($)	($)	(#)(2)	(#)(3)	($/Sh)	($)(4)
J. Douglas Williams	1/1/2017	$169,600	$678,400	$1,356,800	—	—	—	—
	2/1/2017	—	—	—	24,426	146,555	34.39	$2,957,730
Bradley Ferguson	12/1/2017	—	—	—	15,417	—	32.43	$499,973
Steven Senneff	1/1/2017	$108,750	$304,500	$608,986	—	—	—	—
	2/1/2017	—	—	—	14,539	43,618	34.39	$1,130,276
Adrienne Calderone	1/1/2017	$66,180	$92,652	$138,978	—	—	—	—
	2/1/2017	—	—	—	1,022	1,022	34.39	$49,915
	9/1/2017	—	—	—	3,494	3,494	35.78	$177,041
David Beaulieu	1/1/2017	$108,750	$304,500	$609,000	—	—	—	—
	2/1/2017	—	—	—	7,270	43,618	34.39	$880,295
Nord Samuelson(5)	10/23/2017	$19,230	$53,846	$107,692	—	—	—	—
	11/1/2017	—	—	—	92,052	—	32.59	$2,999,975
Jonathan Olefson	1/1/2017	$93,750	$225,000	$450,000	—	—	—	—
	2/1/2017	—	—	—	3,489	20,937	34.39	$422,527

________________________________________

(1)

Non-equity incentive plan amounts relate to annual incentive awards made in February 2018 pursuant to our SLIP or, with respect to Ms. Calderone, our MIP. In approving the annual incentive awards for 2017, the Compensation Committee established target awards as a percentage of base salary for each NEO subject to adjustment based on both a Company funding factor and an individual performance factor. The “Threshold” column represents minimum amounts payable (25% of target payout) if threshold performance is met. The “Target” column represents amounts payable (100% of target payout) if target performance is met. The “Maximum” column represents mamximum amounts payable (200% of target payout). No payments are made if threshold performance is not met. See “Compensation Discussion and Analysis—2017 Compensation Decisions—Annual Variable Performance-Based Cash Incentive Awards” for the target and maximum percentages, Company funding factors and individual performance factors, as well as “—2017 Summary Compensation Table” above for the actual amounts paid to each Named Executive Officer.

(2)

With respect to Messrs. Williams, Senneff, Beaulieu and Olefson, amounts shown represent RSUs granted on February 1, 2017, each of which grants vests with continued service of the applicable Named Executive Officer as to 25% of the shares over a 4-year period on each anniversary date of the date of grant. With respect Mr. Senneff, all of the RSUs shown in the table were unvested at the time of his resignation and were forfeited. With respect to Ms. Calderone, amounts shown represent 1,022 RSUs granted on February 1, 2017, and 3,494 RSUs granted on September 1, 2017,  each of which grants vests with continued service as to 25% of the shares over a 4-year period on each anniversary date of the applicable date of grant. With respect to Mr. Ferguson, represents 15,417 RSUs granted on December 1, 2017, which vest in full with continued service on the third anniversary date of the date of grant. With respect to Mr. Samuelson, represents 92,052 RSUs granted on November 1, 2017, which vest with continued service as to 25% of the shares over a 4-year period on each anniversary date of the date of grant.

(3)

See "Compensation Discussion and Analysis—2017 Compensation Decisions—2017 Long-Term Incentive Award Values – Annual Grant," above. With respect to Mr. Senneff, all of the options shown in the table were unvested at the time of his resignation and were forfeited. In addition to the annual award, in recognition of her service as Interim Chief Financial Officer, Ms. Calderone was awarded an option for 3,494 shares on September 1, 2017, which option vests with continued service as to 25% of the shares over a 4-year period on each anniversary of the date of grant.

(4)	Grant date fair value of the option and RSU awards is computed in accordance with ASC 718. See “—2017 Summary Compensation Table” and the related footnotes for more information.

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EXECUTIVE COMPENSATION

(5)	Amounts reported for Mr. Samuelson are prorated based on his hire date of October 23, 2017.

2017 Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes outstanding equity awards held by each of our Named Executive Officers as of December 31, 2017:

	Option Awards				Stock Awards
	Number of	Number of
	securities	securities			Number of	Market Value of
	underlying	underlying			Shares or Units	Shares or Units
	unexercised	unexercised	Option		of Stock that	of Stock that
	options	options	exercise	Option	Have Not	Have Not
	exercisable	unexercisable(1)	price(2)	expiration	Vested(4)	Vested(5)
Name	(#)	(#)	($)	date(3)	(#)	($)
J. Douglas Williams	661,547	—	13.79	7/01/2025
	19,215	57,645	19.00	5/25/2026
	—	146,555	34.39	2/1/2027
					9,608	309,474
					24,426	786,761
Bradley Ferguson					15,417	496,582
David Beaulieu	229,240	58,560	11.33	9/26/2024
	2,859	8,579	19.00	5/25/2026
	—	43,618	34.39	2/1/2027
					1,429	46,028
					7,270	234,167
Nord Samuelson					92,052	2,964,995
Jonathan Olefson	96,760	14,640	6.26	11/1/2023
	1,372	4,118	19.00	5/25/2026
	—	20,937	34.39	2/1/2027
					687	22,128
					3,489	112,381
Steven Senneff	263,520	—	6.26	8/31/2018
	5,718	—	19.00	8/31/2018
Adrienne Calderone	18,300	—	6.26	10/15/2022
	15,185	6,507	13.79	7/1/2025
	3,812	11,438	19.00	5/25/2026
	—	1,022	34.39	2/1/2027
	—	3,494	35.78	9/1/2027
					1,022	32,919
					3,494	112,542

________________________________________

(1)With respect to Mr. Williams, the 57,645 share option vests with continued service as to 33.3% of the shares over a 3-year period on each of the second, third and fourth anniversaries of May 25, 2016, the date of the grant; and the 146,555 share option vests with continued service as to 25% of the shares over a 4-year period on each anniversary date of February 1, 2017, the date of grant.  With respect to Mr. Beaulieu, the 58,560 share option vests with continued service as to 50% of the shares on each of the fourth and fifth anniversaries of September 26, 2014, the date of the grant; the 8,579 share option vests with continued service as to 33.3% of the shares on each of the second, third and fourth anniversaries of May 25, 2016, the date of the grant; and the 43,618 share option vests with continued service as to 25% of the shares over a 4-year period on each anniversary date of February 1, 2017, the date of grant. With respect to Mr. Olefson, the 14,640 share option vests with continued service on November 1, 2018, the fifth anniversary of the date of the grant;  the 4,118 share option vests with continued service as to 33.3% of the shares on each of the second, third and fourth anniversaries of May 25, 2016, the date of the grant; and the 20,937 share option vests with continued service as to 25% of the shares over a 4-year period on each anniversary date of February 1, 2017, the date of grant. With respect to Mr. Senneff, all of his unvested options were forfeited upon his resignation; vested options must be exercised no later than August 31, 2018. With respect to Ms. Calderone, the 6,507 share option vests with continued service as to 33.3% of the shares on each of the third, fourth and fifth anniversaries of July 1, 2015; the 11,438 share option vests with continued service as to 33.3% of the shares on each of the second, third and fourth anniversaries of May 25, 2016, the date of the grant; the 1,022 share option vests with continued service as to 25% of the shares over a 4-year period on each anniversary date of February 1, 2017, the date of grant; and the 3,494 share option vests with continued service as to 25% of the shares over a 4-year period on each anniversary date of September 1, 2017, the date of grant.

(2)Option exercise prices are the fair market value of our stock on the date of grant. Option exercise price reflected has been adjusted for the 6.1 to 1 stock split effected May 13, 2016, and a special cash dividend of $150,000,000, or $1.94 per share of Common Stock outstanding prior to our IPO, paid on May 26, 2016. In connection with the special cash dividend we lowered the exercise price of

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EXECUTIVE COMPENSATION

then-outstanding stock options by $1.94 per share in order to preserve the intrinsic value of the options giving effect to the special cash dividend.

(3)All options have a ten-year term upon grant. Upon termination of employment, any vested options must be exercised within the period provided under the Cotiviti Holdings, Inc. 2012 Equity Incentive Plan (the “2012 Plan”) or the 2016 Plan, as applicable, which is generally 90 days, which period may be extended by the plan administrator. Mr. Senneff’s vested options may be exercised until no later than August 31, 2018.

(4)Amounts in this column represent RSUs. Each RSU represents the right to receive, at settlement, one share of Common Stock. Each of Messrs. Williams’ (9,608 RSUs),  Beaulieu’s (1,429 RSUs) and Olefson’s (687 RSUs), and Ms. Calderone’s (1,022 RSUs) grants vests with continued service as to 33.3% of the shares over a 3-year period on the second, third and fourth anniversaries of May 25, 2016, the date of the grant; and each of Messrs. Williams’ (24,426 RSUs), Beaulieu’s (7,270 RSUs) and Olefson’s (3,489 RSUs), and Ms. Calderone’s (3,494 RSUs) grants vests with continued service as to 25% of the shares over a 4-year period on each anniversary of February 1, 2017, the date of the grant. Mr. Ferguson’s 15,417 RSU grant vests with continued service as to 100% of the shares on the third anniversary of December 1, 2017, the date of grant. Mr. Samuelson’s 92,052 RSU grant vests with continued service as to 25% of the shares over a 4-year period on each anniversary of November 1, 2017, the date of grant. Mr. Senneff forfeited any unvested RSUs upon his resignation.

(5)Value calculated in accordance with ASC 718 based on the $32.21 closing price of our Common Stock on December 29, 2017 (the last trading day during the year ended December 31, 2017).

2017 Option Exercises and Stock Vested Table

The following table summarizes the exercise of options and the vesting of stock awards with respect to each of our Named Executive Officers who exercised options and/or had stock vest during the year ended December 31, 2017:

	Option awards		Stock Awards
	Number of shares	Value	Number of shares	Value
	acquired on	realized on	acquired on	realized on
	exercise	exercise	vesting	vesting
Name	(#)	($)	(#)	($)(1)
J. Douglas Williams	61,547	1,156,471	1,666	65,624
Steven Senneff	—	—	625	24,619
David Beaulieu	5,000	118,350	313	12,329
Jonathan Olefson	35,000	1,056,248	149	5,869

________________________________________

(1)Value calculated based on the $39.39 closing price of our Common Stock on May 25, 2017  (the vesting date).

EMPLOYMENT AGREEMENTS AND POTENTIAL PAYOUTS UPON CERTAIN EVENTS

Employment Agreements

We are party to employment agreements with each of our NEOs, other than Ms. Calderone. The material provisions of each employment agreement are described below.

In May 2015, we entered into employment agreements with each of J. Douglas Williams, our Chief Executive Officer, Steven Senneff, our former Senior Vice President and Chief Financial Officer, David Beaulieu, our Senior Vice President and Chief Operations Officer and Jonathan Olefson, our Senior Vice President and General Counsel. The agreements provide for an indefinite term beginning on January 1, 2015. In October 2017, we entered into employment agreements with each of Nord Samuelson, our Senior Vice President and Chief Digital Officer, and Bradley Ferguson, our Chief Financial Officer, each of which provide for an indefinite term beginning on October 23, 2017, and November 6, 2017, respectively. Ms. Calderone, who acted as our Interim Chief Financial Officer from September 1, 2017, to November 6, 2017, is not party to an employment agreement. The agreements provide that each NEO will receive an annualized base salary subject to review by our Board and provide that each of them is eligible to receive an annual performance-based cash bonus with a specified target amount, as follows:

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EXECUTIVE COMPENSATION

Named Executive Officer	Base Salary	Target Annual Performance-Based Cash Bonus (%)
J. Douglas Williams	$678,400	100%
Bradley Ferguson	$435,000	70%
David Beaulieu	$435,000	70%
Nord Samuelson	$400,000	70%
Jonathan Olefson	$375,000	60%
Steven Senneff	$435,000	70%

Either we or the NEO may terminate the agreement at any time upon written notice. We may terminate the NEO’s employment for death, “disability,” “cause” or without “cause” by written notice to the applicable NEO. The NEO may resign with 30 days prior written notice for “good reason” and without “good reason.” See “—Potential Payments Upon Termination of Employment or Change of Control” for additional information.

If we terminate the NEO’s employment without “cause” or the NEO resigns for “good reason,” then, in addition to any accrued but unpaid base salary, accrued but unpaid expenses, accrued but unused vacation pay and any amount arising from the NEO’s participation in employee benefit plans and programs, we must provide the NEO with, subject to his execution of a release of claims, such release becoming effective and his continued compliance with the restrictive covenants contained in his agreement, (i) an amount equal to 24 months of his annual base salary for Mr. Williams and 12 months of his base salary for each of Messrs. Ferguson, Beaulieu, Samuelson and Olefson payable in a lump sum, (ii) a pro-rata bonus for the year of termination (determined by multiplying the amount of such bonus that would have been payable to the NEO for the year of termination by a fraction, the numerator of which is the number of full weeks that elapsed during the year through the date of termination and the denominator of which is 52) and (iii) if the NEO elects to continue medical and dental coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, a lump sum payment equal to the employer portion of the premium cost of continuation coverage for the NEO and his eligible dependents for 12 months. In addition, if the NEO’s employment is terminated by us without “cause” or the NEO resigns for “good reason” within one year following a “change of control” (as defined in his employment agreement), then, in addition to the payments and benefits described above, he will be entitled to accelerated vesting of his unvested time-based equity awards outstanding immediately prior to the “change of control.” With respect to Mr. Senneff, who resigned without “good reason,” none of the amounts described were payable.

For purposes of the agreements, “good reason” means the occurrence of one or more of the following conditions, without the NEO’s consent: (i) any material adverse change by us in his annual base salary, position, authority, title or reporting obligations, or the assignment of duties to him by us or any of our affiliates that are materially inconsistent with his position; (ii) relocation of his principal place of employment by more than 50 miles; or (iii) any other material breach by us of a material provision of his agreement or any other written agreement with him; provided that any such condition will only constitute good reason if the NEO provides us with 30 days prior written notice of his intent to resign for good reason (which notice must be provided within 60 days following the occurrence of the event(s) purported to constitute good reason) and we have not remedied the alleged violations within such 30 day period and the NEO’s resignation becomes effective within 30 days after we have either failed to cure such condition or indicated that we will not cure such condition.

For purposes of the agreements, “cause” means (i) the willful misconduct or an act of dishonesty of the NEO with regard to us or any affiliate, which in either case, results in material harm to us or any affiliate, (ii) the willful and continued failure of the NEO to perform his duties with us or any of our affiliates (other than any such failure resulting from “disability,” as defined in the agreements) which is not remedied within 30 days of receiving written notice thereof, (iii) indictment for any felony or indictment for any misdemeanor involving moral turpitude, or (iv) a material breach by the NEO of any material provision of the agreement or any other written agreement with us or material policy of ours, which breach is not remedied within ten days after receiving written notice.

The agreements include perpetual confidentiality provisions, a non-disparagement provision as well as provisions relating to assignment of inventions and non-competition and non-solicitation that apply during employment and two years thereafter.

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EXECUTIVE COMPENSATION

Potential Payments Upon Termination of Employment or Change of Control

Our NEOs who have employment agreements are entitled to receive certain severance payments and, under certain conditions, acceleration of time-based vesting equity awards upon termination of employment as described in
“—Employment Agreements” above. In addition, the grant agreements governing the NEOs’ equity awards provide for immediate vesting of any unvested portion of the equity grant upon a change of control, whether a termination event has occurred or not. Further, pursuant to our 2016 Plan, upon the occurrence of a “change of control,” unless otherwise provided in the applicable award agreement, the plan administrator under the 2016 Plan is authorized to make adjustments in the terms and conditions of outstanding awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding awards by us (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms as such outstanding awards (with appropriate adjustments to the type of consideration payable upon settlement of the awards); (iii) acceleration of exercisability, vesting and/or payment; and (iv) if all or substantially all of our outstanding shares of Common Stock are transferred in exchange for cash consideration in connection with such change of control: (A) upon written notice, provide that any outstanding stock options and stock appreciation rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the plan administrator (contingent upon the consummation of the event), and at the end of such period, such stock options and stock appreciation rights will terminate to the extent not so exercised within the relevant period; and (B) cancel all or any portion of outstanding awards for fair value, as determined in the sole discretion of the plan administrator.

Mr. Senneff resigned in August 2017 not for “good reason” as defined in his employment agreement. Accordingly, he did not receive any severance or termination payment in connection with his resignation, and he forfeited all of his unvested equity (stock options and RSUs). Mr. Senneff may exercise his vested options up to and including August 31, 2018; any unexercised vested options remaining after that date will be forfeited.

The following tables illustrate the estimated value of the benefits each of Messrs. Williams, Ferguson, Beaulieu, Samuelson and Olefson would have been entitled to receive, assuming a termination of employment by the Company without cause or by the Named Executive Officer for good reason as of December 31, 2017. With respect to each of these executives, no amount is payable in the event of termination due to death, retirement or disability or in the case of a voluntary termination except for any amount due for base salary, expenses, unused vacation pay or arising from the NEO’s participation in employee benefit plans and programs that was accrued but unpaid at the date of termination.

J. Douglas Williams	Termination without
	Cause or Resignation
	for Good Reason	Change in Control
Severance(1)	$1,356,800	$
Pro Rata Variable Compensation(2)	$678,400	$
Equity Acceleration(3)	$—		$1,857,726
Medical Coverage(4)	$16,676	$
Total	$2,051,876		$1,857,726

(1)	Equal to 24 months annual base salary.
(2)

Mr. Williams' employment agreement provides for the payment of a pro rata bonus for the year of termination, determined by multiplying the amount of such bonus that would have been payable for the year of termination by a fraction, the numerator of which is the number of full weeks that elapsed during the year through the date of termination and the denominator of which is 52. Amounts shown reflect the full target bonus for 2017.

(3)

Reflects (i) the difference between fair market value as of December 31, 2017, of the underlying shares over the exercise price of all unvested stock options and (ii) the fair market value of all unearned and unvested non-performance based restricted stock units. Vesting accelerates in the event of a change in control, even if the individual is not terminated.

(4)	Includes medical, dental and vision.

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EXECUTIVE COMPENSATION

Bradley Ferguson	Termination without
	Cause or Resignation
	for Good Reason	Change in Control
Severance(1)	$435,000	$—
Pro Rata Variable Compensation(2)	$304,500	$—
Equity Acceleration(3)	$—	$496,582
Medical Coverage(4)	$12,087	$—
Total	$751,587	$496,582

(1)	Equal to 12 months annual base salary.
(2)

Mr. Ferguson's employment agreement provides for the payment of a pro rata bonus for the year of termination, determined by multiplying the amount of such bonus that would have been payable for the year of termination by a fraction, the numerator of which is the number of full weeks that elapsed during the year through the date of termination and the denominator of which is 52. Amounts shown reflect the full target bonus for 2017.

(3)

Reflects (i) the difference between fair market value as of December 31, 2017, of the underlying shares over the exercise price of all unvested stock options and (ii) the fair market value of all unearned and unvested non-performance based restricted stock units. Vesting accelerates in the event of a change in control, even if the individual is not terminated.

(4)	Mr. Ferguson did not elect to participate in the Company's medical, dental and vision plans in 2017. Amounts reflect 2018 participation.

David Beaulieu	Termination without
	Cause or Resignation
	for Good Reason	Change in Control
Severance(1)	$435,000	$—
Pro Rata Variable Compensation(2)	$304,500	$—
Equity Acceleration(3)	$—	$1,616,256
Medical Coverage(4)	$11,822	$—
Total	$751,322	$1,616,256

(1)	Equal to 12 months annual base salary.
(2)

Mr. Beaulieu's employment agreement provides for the payment of a pro rata bonus for the year of termination, determined by multiplying the amount of such bonus that would have been payable for the year of termination by a fraction, the numerator of which is the number of full weeks that elapsed during the year through the date of termination and the denominator of which is 52. Amounts shown reflect the full target bonus for 2017.

(3)

Reflects (i) the difference between fair market value as of December 31, 2017, of the underlying shares over the exercise price of all unvested stock options and (ii) the fair market value of all unearned and unvested non-performance based restricted stock units. Vesting accelerates in the event of a change in control, even if the individual is not terminated.

(4)	Includes medical, dental and vision.

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EXECUTIVE COMPENSATION

Nord Samuelson	Termination without
	Cause or Resignation
	for Good Reason	Change in Control
Severance(1)	$400,000	$—
Pro Rata Variable Compensation(2)	$280,000	$—
Equity Acceleration(3)	$—	$2,964,995
Medical Coverage(4)	$17,035	$—
Total	$697,035	$2,964,995

(1)	Equal to 12 months annual base salary.
(2)

Mr. Samuelson's employment agreement provides for the payment of a pro rata bonus for the year of termination, determined by multiplying the amount of such bonus that would have been payable for the year of termination by a fraction, the numerator of which is the number of full weeks that elapsed during the year through the date of termination and the denominator of which is 52. Amounts shown reflect the full target bonus for 2017.

(3)

Reflects (i) the difference between fair market value as of December 31, 2017, of the underlying shares over the exercise price of all unvested stock options and (ii) the fair market value of all unearned and unvested non-performance based restricted stock units. Vesting accelerates in the event of a change in control, even if the individual is not terminated.

(4)	Mr. Samuelson did not elect to participate in the Company's medical, dental and vision plans in 2017. Amounts reflect 2018 participation.

Jonathan Olefson	Termination without
	Cause or Resignation
	for Good Reason	Change in Control
Severance(1)	$375,000	$—
Pro Rata Variable Compensation(2)	$225,000	$—
Equity Acceleration(3)	$—	$568,816
Medical Coverage(4)	$16,763	$—
Total	$616,763	$568,816

(1)	Equal to 12 months annual base salary.
(2)

Mr. Olefson's employment agreement provides for the payment of a pro rata bonus for the year of termination, determined by multiplying the amount of such bonus that would have been payable for the year of termination by a fraction, the numerator of which is the number of full weeks that elapsed during the year through the date of termination and the denominator of which is 52. Amounts shown reflect the full target bonus for 2017.

(3)

Reflects (i) the difference between fair market value as of December 31, 2017, of the underlying shares over the exercise price of all unvested stock options and (ii) the fair market value of all unearned and unvested non-performance based restricted stock units. Vesting accelerates in the event of a change in control, even if the individual is not terminated.

(4)	Includes medical, dental and vision.

Adrienne Calderone	Termination without
	Cause or Resignation
	for Good Reason	Change in Control
Severance	$51,135	$—
Pro Rata Variable Compensation	$—	$—
Equity Acceleration	$—	$416,415
Medical Coverage	$—	$—
Total	$51,135	$416,415

Ms. Calderone served as our Interim Chief Financial Officer from September 1, 2017, to November 6, 2017. Ms. Calderone does not have an employment agreement; however, she was eligible to participate in the Company's Severance Pay Plan as of December 31, 2017. Accordingly, amounts shown above reflect what Ms. Calderone would have received under the Severance Pay Plan had her employment terminated as of December 31, 2017. The Company's other Named Executive Officers are not eligible to participate in the Severance Pay Plan.

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EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

Directors who are employed by us or who are full-time investment professionals of Advent are not eligible to receive compensation for their service on our Board or any standing Committee of our Board. All other members of our Board receive a one-time stock option or restricted stock unit grant upon their election to the Board and annual grants of restricted stock units thereafter. All of our directors are also reimbursed for reasonable out-of-pocket travel expenses incurred in connection with attendance at Board and committee meetings and other Board-related activities.

We pay our directors who are not our employees or full-time investment professionals of Advent an annual retention fee of $65,000. Each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (to the extent such individual is not a full-time investment professional of Advent) receives an annual fee of $5,000 for service on the applicable Committee. The chair of each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (to the extent such individual is not a full-time investment professional of Advent) receives an annual fee of $22,500, $15,000 and $15,000, respectively.

The compensation for our directors who are not employees or full-time investment professionals of Advent for 2017 was as follows:

	Fees Earned or
	Paid in Cash	Stock Awards	Total
Name	($)(1)	($)(2,3)	($)(4)
Mala Anand	70,000	226,687	296,687
Elizabeth Connolly Alexander	65,000	160,020	225,020
Kenneth Goulet	90,000	160,020	250,020
Ruben J. King-Shaw, Jr.	78,750	160,020	238,770
James Parisi	87,500	160,020	247,520
R. Halsey Wise(5)	5,833	—	5,833
J. Lawrence Connolly(6)	26,975	—	26,975
Douglas Present(7)	29,050	—	29,050

(1)	Our directors receive an annual fee of $65,000 with additional fees for service as the chair or a member of the Audit, Compensation and Nominating and Corporate Governance Committees.
(2)

On June 1, 2017, our directors then serving who were not employees or full-time investment professionals of Advent received a grant of 4,189 restricted stock units. Each restricted stock unit represents the right to receive, at settlement, one share of Common Stock. The restricted stock units vest on the date of the Annual Meeting (our first annual meeting following the date of grant), subject to the director’s continued service through the vesting date.

(3)

Represents the aggregate grant date fair value for restricted stock units granted in 2017, determined in accordance with ASC 718. The grant date fair value of each restricted stock unit was approximately $38.20. Under the terms of the 2016 Plan, restricted stock units have a grant date fair value equal to the closing price of our Common Stock on the grant date.

(4)

Non-employee directors are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, Committee and stockholder meetings. No reimbursements for any non-employee director exceeded the $10,000 threshold in the year ended December 31, 2017.

(5)

Mr. Wise joined the Board in December 2017. He received a pro-rated payment of $5,416 for his 2017 service as a member of the Board of Directors. On January 1, 2018, he received an award of 2,483 RSUs with a grant date fair value of each restricted stock unit of $32.21, the closing price of our Common Stock on the NYSE on the grant date.

(6)	Represents amount paid to Mr. Connolly for his service on the Board through May 25, 2017, when his term as a member of the Board ended.
(7)	Represents amount paid to Mr. Present for his service on the Board and the Compensation Committee through May 25, 2017, when his term as a member of the Board ended.

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EXECUTIVE COMPENSATION

EQUITY INCENTIVE PLANS

We maintain two equity incentive plans for the benefit of our employees, directors and other service providers: the 2012 Plan and the 2016 Plan.

2012 Plan

The 2012 Plan provided awards to our employees, directors and consultants prior to our IPO. We no longer grant awards under the 2012 Plan. As of December 31, 2017, approximately 3,820,883 shares of Common Stock are subject to awards that have been granted under the 2012 Plan. The 2012 Plan is administered by the Compensation Committee.

2016 Plan

The 2016 Plan was adopted in connection with our IPO and provides for awards of stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock awards and cash performance awards. Awards under the 2016 Plan may be granted to any employee, non-employee director, consultant or other personal service provider to us or any of our subsidiaries. As of December 31, 2017, approximately 1,132,998 shares of Common Stock are subject to awards that have been granted under the 2016 Plan. The 2016 Plan is administered by a plan administrator appointed by the Board,  currently the Compensation Committee.

Employee Stock Purchase Plans

We maintain ESPPs for U.S. employees and non-U.S. employees. The purpose of the ESPPs is to provide employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of our Common Stock. In general, all employees of the Company and its subsidiaries are eligible to participate in the ESPP applicable to their jurisdiction, subject to certain exceptions for employees who have been employed for less than 90 days, whose customary employment is for less than 20 hours per week or whose customary employment is for not more than five months in a calendar year.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during 2017 were Messrs. Goulet, Maldonado, Swift and Wise.  In addition, Messrs. Lawrence Connolly and Douglas Present served as members of the Compensation Committee until their terms as members of our Board of Directors expired following our 2017 Annual Meeting of Stockholders on May 25, 2017. Mr. Connolly served as our Chief Executive Officer through December 31, 2012, and Mr. Maldonado served as our Vice President and Assistant Secretary through December 12, 2013. No other member of the Compensation Committee in 2017 was a former or current officer or employee of the Company or any of its subsidiaries. In addition, during 2017, none of our executive officers served (i) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on our Compensation Committee or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on our Board of Directors.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2019 Annual Meeting of Stockholders pursuant to Rule 14a‑8 under the Exchange Act must submit the proposal to our Secretary at our offices at Atlanta, GA in writing not later than December 13, 2018.

Stockholders intending to present a proposal at the 2019 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2019 Annual Meeting of Stockholders no earlier than the close of business on January 24, 2019 and no later than the close of business on February 23, 2019. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2019 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 24, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2019 Annual Meeting of Stockholders or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

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SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by members of our Board of Directors or by our officers and other employees, none of whom will be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

COTIVITI HOLDINGS, INC.’S ANNUAL REPORT ON FORM 10‑K

A copy of the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2017, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 29, 2018, without charge upon written request addressed to:

Cotiviti Holdings, Inc.

One Glenlake Parkway, Suite 1400

Atlanta, GA 30328

Attn: Secretary

A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our 2017 Annual Report with your 16‑digit control number at www.proxyvote.com. You also may access this Proxy Statement, our 2017 Annual Report and our Annual Report on Form 10‑K for the fiscal year ended December 31, 2017, at the Investor Relations page of our Internet website at http://investors.cotiviti.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Jonathan Olefson, Secretary

Atlanta, Georgia

April 12, 2018

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APPENDIX A: ADJUSTED EBITDA RECONCILIATION

We believe Adjusted EBITDA (a non-GAAP measure) is useful to investors as a supplemental measure to evaluate our overall operating performance. Management uses Adjusted EBITDA as a measurement to compare our operating performance to our peers and competitors. We define Adjusted EBITDA as net income before depreciation and amortization, impairment of intangible assets, interest expense, other non-operating (income) expense such as foreign currency transaction gains and losses, income tax (benefit) expense, gain on discontinued operations, transaction-related expenses and other, stock-based compensation and loss on extinguishment of debt. Management believes Adjusted EBITDA is useful because it provides meaningful supplemental information about our operating performance and facilitates period-to-period comparisons without regard to our financing methods, capital structure or other items that we believe are not indicative of our ongoing operating performance. By providing this non-GAAP financial measure, management believes we are enhancing investors' understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. Management believes that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a supplemental measure of financial performance within our industry. In addition, the determination of Adjusted EBITDA is consistent with the definition of a similar measure in the First Lien Credit Facilities under our Amended and Restated First Lien Credit Agreement, dated as of September 28, 2016.

Adjusted EBITDA has important limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•	Although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements;
•	Adjusted EBITDA does not reflect the impact of stock-based compensation upon our results of operations;
•	Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt;
•	Adjusted EBITDA does not reflect our income tax (benefit) expense or the cash requirements to pay our income taxes; and
•	Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to those eliminated in this presentation.

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APPENDIX A: ADJUSTED EBITDA RECONCILIATION

The following table presents a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP measure, for the periods presented:

	Year Ended
	December 31,
	2017	2016
(in thousands)
Net income	$138,203	$48,852
Depreciation and amortization	85,183	80,969
Impairment of intangible assets(a)	1,322	—
Interest expense	34,876	48,653
Other non-operating (income) expense(b)	(2,191)	(939)
Income tax (benefit) expense	(11,773)	20,970
Transaction-related expenses and other(c)	2,219	1,788
Stock-based compensation(d)	16,873	22,954
Loss on extinguishment of debt(e)	3,183	16,417
Adjusted EBITDA	$267,895	$239,664

(a)	Represents an impairment related to our customer relationships intangible asset during the year ended December 31, 2017, as a result of the loss of a retail client in the United Kingdom.
(b)

Represents other non‑operating (income) expense that consists primarily of interest income and gains and losses on transactions settled in foreign currencies. Income received for certain sub‑leases is included herein.

(c)

Represents transaction‑related expenses that consist primarily of certain expenses associated with our secondary offerings as well as certain corporate development activity, including our acquisition of RowdMap, Inc. on July 14, 2017.

(d)

Represents expense related to equity incentive awards granted to certain employees, officers and non‑employee directors as long‑term incentive compensation and restricted stock issued in connection with the acquisition of RowdMap, Inc. We recognize the related expense for these awards ratably over the vesting period or as achievement of performance criteria become probable.

(e)

Represents loss on extinguishment of debt that consists primarily of fees paid and write‑offs of unamortized debt issuance costs and original issue discount in connection with the 2017 repricing of our First Lien Term B Loans under our Amended and Restated First Lien Credit Agreement, dated as of September 28, 2016.

COTIVITI 2018 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT	A-2

VIEW MATERIALS & VOTE w SCAN TO COTIVITI HOLDINGS, INC. ONE GLENLAKE PARKWAY, NE SUITE 1400 ATLANTA, GA 30328 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/COTV2018 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E46040-P03947 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. COTIVITI HOLDINGS, INC. The Board of Directors recommends you vote "FOR ALL" for proposal 1: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Class II Directors to serve until Cotiviti’s 2021 Annual Meeting of Shareholders Nominees: 01) Elizabeth Connolly Alexander 02) James Parisi 03) Christopher Pike 04) David Swift The Board of Directors recommends you vote "FOR" proposals 2 and 4 and "3 YEARS" on proposal 3. For Against Abstain ! ! 3 Years ! Abstain 2. To approve, via an advisory vote, the compensation of our Named Executive Officers (as defined in the “Compensation Discussion and Analysis” section of the Proxy Statement); 1 Year 2 Years ! ! For ! Against ! Abstain 3. To approve, via an advisory vote, the frequency of future advisory votes on the compensation of our Named Executive Officers; and ! ! ! 4. To ratify the appointment of KPMG LLP as Cotiviti's independent registered public accounting firm for the fiscal year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Cotiviti

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E46041-P03947 COTIVITI HOLDINGS, INC. Annual Meeting of Shareholders May 24, 2018 9:00 AM, EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) J. Douglas Williams, Bradley Ferguson and Jonathan Olefson, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of COTIVITI HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on May 24, 2018, at www.virtualshareholdermeeting.com/COTV2018, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side